As filed with the Commission on February 26, 1999
                                                      1933 Act File No. 33-45973
                                                      1940 Act File No. 811-6576

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   X
                                                                       ------

      Pre-Effective Amendment No.         .............................

      Post-Effective Amendment No.  26 ................................   X
                                    ---                                ------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           X
                                                                       ------

      Amendment No.  27 ...............................................   X
                    ----                                               ------

                             BT PYRAMID MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

                                 (410) 895-5000
                         (Registrant's Telephone Number)

Daniel O. Hirsch, Esq.              Copies to:       Burton M. Leibert, Esq.
BT Alex. Brown                                       Willkie Farr & Gallagher
One South Street                                     787 Seventh Avenue
Baltimore, Maryland 21202                            New York, New York 10019
(Name and Address of Agent for Service)


It is proposed that this filing will become effective
(check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[ ] on _______ pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[X] on April 30, 1999 pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

BT Investment Portfolios has also executed this Registration Statement.

                             BT Pyramid Mutual Funds



                       BT INVESTMENT EQUITY 500 INDEX FUND
     With the goal of matching the performance of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes stocks of large U.S. companies.

                                   Prospectus
                                 April 30, 1999

                         Trust: BT Pyramid Mutual Funds
                    Investment Adviser: Bankers Trust Company



[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]



         TABLE OF CONTENTS

         Overview of The BT Investment Equity 500 Index Fund
              Goal...................................................................................
              Core Strategy..........................................................................
              Investment Policies and Strategies.....................................................
              Principal Risks of Investing in the Fund...............................................
              Who Should Consider Investing in the Fund..............................................
              Total Returns, after Fees and Expenses.................................................
              Annual Fund Operating Expenses.........................................................
         A detailed look at the BT Investment Equity 500 Index Fund
              Objective..............................................................................
              Strategy...............................................................................
              Principal Investments..................................................................
              Investment Process.....................................................................
              Turnover...............................................................................
              Risks..................................................................................
         Management of the Fund......................................................................
         Calculating the Fund's Share Price..........................................................
         Performance Information.....................................................................
         Tax Considerations..........................................................................
         Buying and Selling Fund Shares..............................................................
         Financial Highlights........................................................................


Overview
OF THE INVESTMENT EQUITY 500 INDEX FUND

GOAL:
The Fund seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), which emphasizes stocks of large U.S. companies.

[THE S&P 500 INDEX IS A WELL-KNOWN STOCK MARKET INDEX THAT INCLUDES COMMON STOCKS OF 500 COMPANIES FROM SEVERAL INDUSTRIAL SECTORS REPRESENTING A SIGNIFICANT PORTION OF THE MARKET VALUE OF ALL STOCKS PUBLICLY TRADED IN THE UNITED STATES, MOST OF WHICH ARE TRADED ON THE NEW YORK STOCK EXCHANGE. STOCKS IN THE S&P 500 INDEX ARE WEIGHTED ACCORDING TO THEIR MARKET CAPITALIZATION (THE NUMBER OF SHARES OUTSTANDING MULTIPLIED BY THE STOCK'S CURRENT PRICE).]

CORE STRATEGY:
The Investment Adviser attempts to invest in stocks and other securities that are representative of the S&P 500 Index as a whole.

INVESTMENT POLICIES AND STRATEGIES
The Fund is a feeder fund that invests all of its assets in a master portfolio with the same investment objective as the Fund. The Fund, through the master portfolio, seeks to replicate, before expenses, the risk and return characteristics of the S&P 500. The Fund will invest primarily in common stocks of companies that compose the S&P 500, in approximately the same weightings as the S&P 500.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

o     Stocks could decline generally or could underperform other investments.

o Returns on large U.S. companies' stock could trail the returns from stocks of medium or small companies. Each type of stock tends to go through cycles of overperformance and underperformance in comparison to the overall stock market.

o The Fund may not be able to mirror the S&P 500 Index closely enough to track its performance for a number of reasons, including the Fund's cost to buy and sell securities, the flow of money into and out of the Fund and the underperformance of stocks selected by the Investment Adviser.

o The Fund could suffer losses on its futures and options positions if they are not well correlated with the securities for which they are acting as a proxy or if the Fund cannot close out its positions.

WHO SHOULD CONSIDER INVESTING IN THE FUND
You should consider investing in the Fund if you are seeking the following:

o     capital appreciation over the long term;

o     exposure to the U.S. equity market as represented by larger companies; and

o     investment returns that track the performance of the S&P 500 Index.

There is, of course, no guarantee that the Fund will realize its goal.

You should NOT consider investing in the Fund if you are:

o     pursuing a short-term financial goal;

o     seeking regular income and stability of principal;

o     cannot tolerate fluctuations in the value of your investments; or

o     seeking to outperform the S&P 500 Index.

The Fund by itself does not constitute a balanced investment program. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF BANKERS TRUST COMPANY OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TOTAL RETURNS, AFTER FEES AND EXPENSES
The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for the full calendar years since the Fund began selling shares on December 31, 1992 (its inception date). The table compares the Fund's average annual return with the S&P 500 Index over the last calendar year, the last five calendar years and since its inception. The S&P 500 Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding stock--costs which are reflected in the Fund's results.

        Year-by-Year Returns for Each Full Calendar Year Since Inception

                                   [bar chart]

        1993                1994                1995               1996                1997               1998


Since inception, the Fund's highest return in any calendar quarter was ____% and its lowest quarterly return was ____%. Past performance offers no indication of how the Fund will perform in the future.

                 Average Annual Returns as of December 31, 1998


                                                                 1 year            5 year       Since inception
                                                                                                 (December 31,
                                                                                                     1992)
BT Investment Equity 500 Index Fund
S&P 500 Index


ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FEES AND EXPENSES
                                                           PERCENTAGE OF AVERAGE
                                                              DAILY NET ASSETS1

Management Fees                                                        0.075%
Distribution and Service (12b-1) Fees                                  none
Other Fund Operating Expenses                                          0.355%
Total Fund Operating Expenses                                          0.43%
Less: Fee Waiver or Expense Reimbursement                             (0.18%)(2)
Net Expenses                                                           0.25%











----------
1 Information on the annual operating expenses reflects the expenses of both the Fund and the BT Investment Equity 500 Index Portfolio, the master fund in which the Equity 500 Index Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the "Organizational Structure" section of this prospectus.)

2 Bankers Trust has agreed, for the 16-month period from the end of the Fund's fiscal year end of September 30, 1998, to waive its fees and reimburse expenses so that total expenses will not exceed 0.25%.

Expense Example. The example below illustrates the expenses incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

Expense Example(3):
-------------------------------------------------------
   1 YEAR       3 YEARS      5 YEARS       10 YEARS
-------------------------------------------------------
     $26          $117         $225          $541
-------------------------------------------------------

You may use this hypothetical example to compare the Fund's expense history with other funds.1 The example does not represent an estimate of future returns or expenses. Actual costs may be higher or lower.









----------
3 Based on expenses, after fee waivers and reimbursements for the first 16 months only.

A detailed look
AT THE INVESTMENT EQUITY 500 INDEX FUND

OBJECTIVE
The Fund seeks to match, as closely as possible (before the deduction of expenses), the performance of the S&P 500 Index, which emphasizes stocks of large U.S. companies.

The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to matching the Index's performance, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

The Fund and the Portfolio are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund and the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P does not guarantee the accuracy and/or completeness of the S&P 500 Index or any data included herein.

S&P makes no warranty, express or implied, as to the results to be obtained by the Fund or the Portfolio, owners of the Fund or the Portfolio, or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties and hereby expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein.

INDEX VERSUS ACTIVE MANAGEMENT

Active management involves the investment adviser buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to match, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

o indexing provides simplicity because it is a straightforward market-matching strategy; o index funds generally provide diversification by investing in a wide variety of companies and industries;

o an index fund's performance is predictable in that the fund's value is expected to move in the same direction, up or down, as the target index;

o index funds tend to have lower costs because they do not have many of the expenses of actively managed funds such as research, and index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

o     index funds generally have low realization of capital gains.

STRATEGY
To match the risk and return characteristics of the S&P 500 Index as closely as possible, the Fund invests in a statistically selected sample of the securities found in the S&P 500 Index, using a process known as "optimization." This process selects stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields), closely match those of the securities in the S&P 500 Index. Over the long term, the Investment Adviser seeks a correlation between the performance of the Fund, before expenses, and the S&P 500 Index of 98% or better. (A figure of 100% would indicate perfect correlation.)

PRINCIPAL INVESTMENTS
The Fund will invest at least 80% of its assets in stocks of companies included in the S&P 500 Index, except Bankers Trust Corporation. The Fund's securities are weighted to make the Fund's total investment characteristics similar to those of the S&P 500 Index as a whole. The Investment Adviser may exclude or may remove any S&P stock from the Fund, if the Investment Adviser believes that the stock is illiquid or has impaired financial conditions or other extraordinary events.

The Fund may hold up to 20% of its assets in short-term debt securities, money market instruments and stock index futures and options. Futures and options are considered derivatives because they "derive" their value from a traditional security (like a stock or bond), asset or index. The Fund intends to buy futures in anticipation of buying stocks.

[Futures contracts and options on futures contracts are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Fund also invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.]

INVESTMENT PROCESS


The Fund normally does not hold every one of the 500 stocks in the S&P 500 Index. In an effort to run an efficient and effective strategy, the Fund uses the process of "optimization, a statistical sampling technique. First, the Fund buys the stocks that make up the larger portions of the Index's value in roughly the same proportion as the Index. Second, the smaller stocks in the Index are analyzed. In selecting smaller stocks, the Investment Adviser tries to match the industry and risk characteristics of all of the smaller companies in the S&P 500 Index without buying all of those stocks. This approach attempts to maximize the Fund's liquidity and returns while minimizing its costs.

PORTFOLIO TURNOVER

The portfolio turnover rate measures the frequency that the Portfolio sells and replaces the value of its securities within a given period. Historically, this Fund has had a low portfolio turnover rate.

RISKS
Below we set forth some of the prominent risks associated with investing in general, with index investing and with investing in large-cap stocks.

PRIMARY RISKS
Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market.

Tracking Error. There are several reasons that the Fund's performance may not track the Index exactly:

o Unlike the Index, the Fund incurs administrative expenses and transaction costs in trading stocks.

o The composition of the Index and the stocks held by the Fund may occasionally diverge.

o The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the "fully invested" Index.

Futures and Options. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

o the risk that the derivative will not fully offset the underlying positions;

o derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

o the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

SECONDARY RISKS

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.


Year 2000 Risk. As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for service or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000. These risks could adversely affect:

         o The companies in which the Fund invests, which could impact the value of the Fund's investments;

         o Our ability to service your Fund account, including our ability to meet your requests to buy and sell Fund shares; and

         o Our ability to trade securities held by the Fund or to accurately price securities held by the Fund.

We are working both internally and with our business partners and service providers to address this problem. If we - or our business partners, service providers, government agencies or other market participants - do not succeed, it could materially affect shareholder services or it could affect the value of the Fund's shares.

MANAGEMENT OF THE FUND

Board of Trustees

The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all the Fund's activities on their behalf.

Investment Adviser

Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's investment adviser. As investment adviser, Bankers Trust makes the Fund's investment decisions and assumes responsibility for the securities the Fund owns. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. Bankers Trust received a fee of ____% of the Fund's average daily net assets for its services in the last fiscal year.


As of December 31, 1998, Bankers Trust was the eighth largest bank holding company in the United States with total assets of approximately $156 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 96 offices in more than 43 countries.

Bankers Trust's officers bring wide experience to managing both the Fund and its Portfolio. The firm's own record dates back to its founding as a trust company in 1903. It has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. Today, the assets under its global management total $338 billion. The scope of the firm's capability is broad: It is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

The Investment Adviser is a wholly owned subsidiary of Bankers Trust Corporation. Bankers Trust Corporation has entered into an Agreement and Plan of Merger with Deutsche Bank AG, dated as of November 30, 1998, under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, as well as the approval of the Fund's Board of Trustees and the Fund's shareholders. If the transaction is approved and completed, Deutsche Bank AG, as the Investment Adviser's new parent company, will control the operations of the Investment Adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

Portfolio Manager
FRANK SALERNO, Managing Director of Bankers Trust, is responsible for the day-to-day management of the Fund's investments:

o        Joined Bankers Trust in 1981 and the Fund at its inception in 1992.

o        16 years of investment industry experience.

o        Bachelor's degree from Syracuse University, MBA from New York
         University.

Other Services

Bankers Trust provides administrative services--such as portfolio accounting, legal services and others--for the Fund. In addition, Bankers Trust--or your broker or financial advisor--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

o        keeping accurate, up-to-date records for your individual Fund account;

o        implementing any changes you wish to make in your account information;

o processing your requests for cash dividends and distributions from the Fund;

o answering your questions on the Fund's investment performance or administration;

o        sending proxy reports and updated prospectus information to you; and

o        collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management or special trust or retirement-investment reporting.

Organizational Structure

BT Investment Equity 500 Index Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the Equity 500 Index Portfolio. The Fund and the master portfolio have the same investment objective. The master portfolio is advised by Bankers Trust. The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

SHAREHOLDER INFORMATION

Calculating the Fund's Share Price

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

[The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.]

Dividends and Distributions

Dividends, if any, are paid quarterly. Capital gains will be distributed at least annually. We automatically reinvest all dividends and any capital gains, unless you elect to receive your distributions in cash.

Tax Considerations

The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Funds' holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:

Transaction                                  Tax Status
-----------                                  ----------
Income dividends                             Ordinary income
Short-term capital gains distributions       Ordinary income
Long-term capital gains distributions        Capital gains

Every year the Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.

Transaction       Tax Status
Your sale of shares owned more than one year            Capital gains or losses
Your sale of shares owned for one year or less          Gains treated as
                                                        ordinary income; losses
                                                        subject to special
                                                        rules.

The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

You can purchase or redeem shares in a Fund by mail, wire transfer or through an authorized broker or financial advisor. Contact your broker or financial advisor for details. You may also call the BT Service Center at 1-800-730-1313.

We may close your Fund account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value. In addition, if your sell order exceeds $250,000, we reserve the right to redeem it "in kind" with a pro-rata distribution of stocks actually held by a Fund, rather than in cash.

Your broker or financial advisor may charge transaction fees on the purchase and sale of Fund shares.

Exchange Privileges. You can exchange all or part of your shares in another BT Mutual Fund up to four times. Before buying shares through an exchange you should be sure to get a copy of that fund's prospectus and read it carefully. Please note also that you may have to pay taxes on the shares you sell in the exchange.

Account minimums. A fund requires a minimum investment of $2,500 to open accounts, $250 for subsequent investments, and a minimum balance of $1,000 to maintain them. It requires a $500 minimum investment to open a retirement account, $100 for subsequent investments, but imposes no minimum balance. Automatic investment accounts, which credit money from your checking account to the purchase of fund shares monthly, bi-monthly, quarterly, or every six months, call for a minimum $1,000 opening investment and at least $100 for each succeeding purchase of shares.

Each Fund's Shareholder Guide and the Statement of Additional Information contain complete information on buying and selling Fund shares and maintaining a Fund account. If you have not already received a copy of the Shareholder Guide or wish to obtain a free copy of the Statement of Additional Information, please call the BT Service Center at 1-800-730-1313.

Financial Highlights

The table below provides a picture of the Fund's financial performance since inception. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by ____________________, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the BT Service Center at 1-800-730-1313.

BACK COVER

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information, dated April 30, 1999, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:


                                            BT Service Center
                                            P.O. Box 419210
                                            Kansas City, MO 64141-6210

or call our toll-free number:               1-800-730-1313

You can find reports and other information about the Fund on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-800-SEC-0330.

BT Investment Equity 500 Index Fund

BT Pyramid Mutual Funds

[BT's Investment Company Act file number]
                                                                        simplify

Bankers Trust
Simplified Prospectus
February 11, 1999



                           PROSPECTUS: APRIL 30, 1999

                             BT Mutual Funds (logo)




                         BT INVESTMENT MONEY MARKET FUND


With the goal of achieving a high level of current income consistent with liquidity and the preservation of capital


                         TRUST: BT PYRAMID MUTUAL FUNDS

                    INVESTMENT ADVISER: BANKERS TRUST COMPANY



[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange

Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

         BT INVESTMENT MONEY MARKET FUND
OVERVIEW OF THE BT INVESTMENT MONEY MARKET FUND

00       Goal
00       Core Strategy
00       Investment Policies and Strategies
00       Principal Risks of Investing in the Fund
00       Who Should Consider Investing in the Fund
00       Total Returns, After Fees and Expenses
00       Annual Fund Operating Expenses

A DETAILED LOOK AT THE BT INVESTMENT MONEY MARKET FUND

00       Objective
00       Strategy
00       Principal Investments
00       Risks
00       Management of the Fund
00       Calculating the Fund's Share Price
00       Dividends and Distributions
00       Tax Considerations
00       Buying and Selling Fund Shares
00       Financial Highlights

Overview
OF THE BT INVESTMENT MONEY MARKET FUND

GOAL: The Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

CORE STRATEGY: The Fund invests in high quality money market instruments.

INVESTMENT POLICIES AND STRATEGIES

The Fund invests all of its assets in a master portfolio with the same investment objective as the Fund. The Fund, through the master portfolio, seeks to achieve that objective by investing in high quality money market instruments, maintaining a dollar-weighted average maturity of 90 days or less. The Fund attempts to maintain a stable share price by investing in securities that are valued in U.S. dollars, have remaining maturities of 397 days or less and are of the highest quality. The Fund invests more than 25% of its total assets in banks and other financial institutions.

PRINCIPAL RISKS OF INVESTING IN THE FUND
Although the Fund seeks to preserve the value of your investment at $1.00 a share, there are risks associated with investing in the Fund. For example:
o A sharp rise in interest rates could cause the bond market and individual securities in the Fund's portfolio to decline in value.
o An issuer's creditworthiness could decline, which in turn may cause the value of a security in the Fund's portfolio to decline.
o Changes in interest rates or economic downturns could have a negative effect on issuers in the financial services industry.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the BT Investment Money Market Fund if you are a conservative investor who is looking for an investment that offers income approximating money market rates and that preserves the value of your investment, yet can easily be converted into cash.

You should NOT consider investing in the BT Investment Money Market Fund if you seek long-term capital growth. Although it provides a convenient means of diversifying short-term investments, the Fund by itself does not constitute a balanced investment program.

AN INVESTMENT IN THE BT INVESTMENT MONEY MARKET FUND IS NOT A DEPOSIT OF BANKERS TRUST COMPANY OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on July 15, 1992 (its inception date). The table shows the Fund's average annual return.

        YEAR-BY-YEAR RETURNS FOR EACH FULL CALENDAR YEAR SINCE INCEPTION
                                   [BAR CHART]

----------------- ---------------- ---------------- ---------------- ---------------- --------------------
       TK               TK               TK               TK               TK                 TK
----------------- ---------------- ---------------- ---------------- ---------------- --------------------
----------------- ---------------- ---------------- ---------------- ---------------- --------------------
      1993             1994             1995             1996             1997               1998
----------------- ---------------- ---------------- ---------------- ---------------- --------------------




Since inception, the Fund's highest return in any calendar quarter was TK% and its lowest quarterly return was TK%. Past performance offers no indication of how the Fund will perform in the future.

AVERAGE ANNUAL RETURNS
(AS OF DECEMBER 31, 1998)

--------------------------------------------------------------------------------------------------------
                                                                                    SINCE INCEPTION
                                                   1 YEAR           5 YEARS         (JULY 15, 1992)
--------------------------------------------------------------------------------------------------------
BT Investment Money Market Fund                      TK               TK                   TK
--------------------------------------------------------------------------------------------------------


As of December 31, 1998, the Fund's 7-day yield was TK. To learn the current 7-day yield, investors may call the Bankers Trust Service Center at 1-800-730-1313.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the Fund over a seven-day period. This amount is then annualized, which means that we assume the Fund generates the same income every week for a year. The "total return" of the Fund is the change in the value of an investment in the Fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the Fund over a given period.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold shares of the BT Investment Money Market Fund.

--------------------------------------------------------- ---------------------------------
                                                               PERCENTAGE OF AVERAGE
                                                                 DAILY NET ASSETS(1)
--------------------------------------------------------- ---------------------------------
Management Fees                                                         0.10%
--------------------------------------------------------- ---------------------------------
Distribution and Service (12b-1) Fees                                    none
--------------------------------------------------------- ---------------------------------
Other Fund Operating Expenses                                            0.42%
--------------------------------------------------------- ---------------------------------
Total Fund Operating Expenses                                            0.52%
--------------------------------------------------------- ---------------------------------
Less: Fee Waivers or Expense Reimbursements                           (0.17)%(2)
--------------------------------------------------------- ---------------------------------
NET EXPENSES                                                            0.35%
--------------------------------------------------------- ---------------------------------

Expense Example. The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same, and that you redeem your shares at the end of the period.

Expense Example(3)

--------------------------------------------------------
   1 YEAR       3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------
     $36          $148         $278          $657
--------------------------------------------------------

You may use this hypothetical example to compare the Fund's expense history with other funds.(1) Your actual costs may be higher or lower.


1 Information on the annual operating expenses reflects the expenses of both the Fund and the Cash Management Portfolio, the master portfolio in which the BT Investment Money Market Fund invests its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the "Organizational Structure" section of this prospectus.)

2 (0.17)%2 Bankers Trust has agreed, for the 16-month period from the Fund's fiscal year end of December 31, 1998, to waive its fees and reimburse expenses so that total expenses will not exceed 0.35%.

3 Based on expenses, after fee waivers and reimbursements for the first 16 months only.

A detailed look
AT THE BT INVESTMENT MONEY MARKET FUND

OBJECTIVE
The BT Investment Money Market Fund seeks a high level of current income consistent with liquidity and the preservation of capital by investing in high quality short-term money market instruments.

While we give priority to earning income and maintaining the value of the Fund's principal at $1.00 per share, all money market instruments, including U.S. government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

STRATEGY
The Fund seeks current income, maintaining a dollar-weighted average maturity of 90 days or less, by investing in high quality money market securities. The Fund follows two policies designed to maintain a stable share price:

o Generally, Fund securities are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The Fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.
o The Fund buys U.S. government debt obligations, money market instruments and other debt obligations that at the time of purchase:
     - have received the highest short-term rating from two nationally recognized statistical rating organizations;
     - have received the highest short-term rating from one rating organization (if only one organization rates the security); or
     - if unrated, are determined to be of similar quality by the Fund's Investment Adviser.
     - The Fund may also invest in securities that have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the Fund's Investment Adviser.

PRINCIPAL INVESTMENTS

The Fund may invest in high-quality, short-term, dollar-denominated money market instruments paying a fixed, variable or floating interest rate. These include:

o Debt obligations issued by U.S. and foreign banks, financial institutions, corporations, or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. government securities. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o U.S. government securities that are issued or guaranteed by the U.S. Treasury, or by agencies or instrumentalities of the U.S. Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset Backed Securities are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset backed security generally consist of interest and/or principal.

Because many of the Fund's principal investments are issued or credit-enhanced by banks or other financial institutions, the Fund may invest more than 25% of its total assets in the financial services industry.

RISKS

BELOW WE SET FORTH SOME OF THE PROMINENT RISKS ASSOCIATED WITH MONEY MARKET MUTUAL FUNDS, AND WE DETAIL OUR APPROACHES TO CONTAIN THEM. ALTHOUGH WE ATTEMPT TO ASSESS THE LIKELIHOOD THAT THESE RISKS MAY ACTUALLY OCCUR AND TO LIMIT THEM, WE MAKE NO GUARANTEE THAT WE WILL SUCCEED. IF A SECURITY NO LONGER MEETS THE FUND'S REQUIREMENTS, WE WILL ATTEMPT TO SELL THAT SECURITY WITHIN A REASONABLE TIME, UNLESS SELLING THE SECURITY WOULD NOT BE IN THE FUND'S BEST INTEREST.


PRIMARY RISKS

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase when interest rates decline. To minimize such price fluctuations, the Fund adheres to the following practices:

o We limit the dollar-weighted average maturity of the securities held by the Fund to 90 days or less. Generally, rates of short-term investments fluctuate less than longer-term bonds.

o We primarily buy securities with remaining maturities of 13 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. The Fund only buys high quality securities with minimal credit risk. Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the Fund invests in short-term securities, which by nature are relatively stable investments, the risk remains that the securities we have selected will not perform as expected. This could cause the Fund's returns to lag behind those of similar money market funds. We attempt to limit this risk by diversifying the Fund's investments so that a single setback need not undermine the pursuit of its objective and by investing in money market instruments that receive the highest short-term debt ratings as described above.

Repurchase Agreement Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the securities defaults on its obligation to repurchase them. In this circumstance, the Fund can lose money because:
o        it cannot sell the securities at the agreed-upon time and price
o        the securities lose value before they can be sold

The Fund seeks to reduce this risk by monitoring, under the supervision of the Board of Trustees, the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest

Concentration Risk. Because the Fund may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the Fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Fund's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

SECONDARY RISK

Year 2000 Risk. As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for service or in which it invests will not accommodate the changeover necessary from dates in the year 1999 to dates in the year 2000. These risks could adversely affect:

o the companies in which the Fund invests, which could impact the value of the Fund's investments
o our ability to service your Fund account, including our ability to meet your requests to buy and sell Fund shares
o our ability to trade securities held by the Fund or to accurately price securities held by the Fund

We are working both internally and with our business partners and service providers to address this problem. If we--or our business partners, service providers, government agencies or other market participants--do not succeed, it could materially affect shareholder services or the value of the Fund's shares.

MANAGEMENT OF THE FUND

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all the Fund's activities on their behalf.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's Investment Adviser. As Investment Adviser, Bankers Trust makes the Fund's investment decisions and assumes responsibility for the securities the Fund owns. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. Bankers Trust received a fee of 0.10% of the Fund's average daily net assets for its services in the last fiscal year.

As of December 31, 1998, Bankers Trust was the eighth largest bank holding company in the United States, with total assets of approximately $156 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 96 offices in more than 43 countries.

Bankers Trust's officers bring wide experience to managing both the Fund and its master portfolio. The firm's own record dates back to its founding as a trust company in 1903. It has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. Today, the assets under its global management exceed $338 billion. The scope of the firm's capability is broad--it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

The Investment Adviser is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, as well as the approval of the Fund's shareholders. If the transaction is approved and completed, Deutsche Bank AG, as the Investment Adviser's new parent company, will control the operations of the Investment Adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

Other Services. Bankers Trust provides administrative services--such as portfolio accounting, legal services and others--for the Fund. In addition, Bankers Trust, or your broker or financial advisor, performs the functions necessary to establish and maintain your account. Besides setting up the account and processing your purchase and sale orders, these functions include:

o    keeping accurate, up-to-date records for your individual Fund account
o    implementing any changes you wish to make in your account information
o    processing your requests for cash dividends and distributions from the Fund
o answering your questions on the Fund's investment performance or administration
o    sending proxy reports and updated prospectus information to you
o    collecting your executed proxies

Brokers and financial advisors may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management, or special trust or retirement-investment reporting.

Organizational Structure. The BT Investment Money Market Fund is a FEEDER FUND that invests all of its assets in a MASTER PORTFOLIO, the Cash Management Portfolio. The Fund and the master portfolio have the same investment objective. The master portfolio is advised by Bankers Trust.

The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio or take other action.

CALCULATING THE FUND'S SHARE PRICE

We calculate the price of the Fund's shares (also known as the "Net Asset Value" or "NAV") each day the Fund is open for business, as of 2:00 p.m. Eastern time, and as of the close of regular trading on the New York Stock Exchange. If the markets for the Fund's primary investments closes early, the Fund will cease taking purchase orders at that time. In accordance with the standard formula for valuing mutual fund shares, we deduct all of the Fund's liabilities from the total value of its assets and divide the result by the number of shares outstanding.

The Fund uses the amortized cost method to account for any premiums or discounts above or below the face value of any securities it buys. This method writes down the premium--or marks up the discount--at a constant rate until maturity. It does not reflect daily fluctuations in market value. The Fund's Net Asset Value will normally be $1.00 a share.

Open for business: The Fund is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Columbus Day (the second Monday in October), Veterans' Day (November 11), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The markets for the Fund's primary investments may close early on the business day before each of these holidays. It may also close early on the day after Thanksgiving and the day before Christmas Eve.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends from its net income daily and pays the dividends on a monthly basis.

The Fund reserves the right to include in the daily dividend any short-term capital gains on securities that it sells. Also, the Fund will normally declare and pay annually any long-term capital gains as well as any short-term capital gains that it did not distribute during the year.

We automatically reinvest all dividends and capital gains, if any, unless you tell us otherwise.

TAX CONSIDERATIONS

The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gain distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:

-------------------------------------------------- ---------------------------------------
                 TRANSACTION                                   TAX STATUS
-------------------------------------------------- ---------------------------------------
Income dividends                                   Ordinary income
-------------------------------------------------- ---------------------------------------
Short-term capital gains distributions             Ordinary income
-------------------------------------------------- ---------------------------------------
Long-term capital gains distributions              Capital gains
-------------------------------------------------- ---------------------------------------

Every year, the Fund will send you information on the distributions for the previous year.

The tax considerations for tax deferred accounts or nontaxable entities are different.
BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE THE TAX LAWS ARE SUBJECT TO CHANGE, WE RECOMMEND THAT YOU CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.

BUYING AND SELLING FUND SHARES

CONTACTING THE BT MUTUAL FUNDS

BT SERVICE CENTER
By phone:                               1-800-730-1313
Address:                                P.O. Box 419210
                                        Kansas City, MO 64141-6210
Address for overnight mail:             210 West 10th Street, 8th floor
                                        Kansas City, MO 64105-1716

BT RETIREMENT SERVICES CENTER
By phone:                               1-800-677-7596
Address:                                P.O. Box 419210
                                        Kansas City, MO 64141-6210
Address for overnight mail:             210 West 10th Street, 8th floor
                                        Kansas City, MO 64105-1716

OUR REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU PERSONALLY MONDAY THROUGH FRIDAY, 9:00 A.M. TO 6:00 P.M., EASTERN TIME EACH DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR BUSINESS. YOU CAN REACH THE BT SERVICE CENTER'S AUTOMATED ASSISTANCE LINE 24 HOURS A DAY, 7 DAYS A WEEK.

HOW TO OPEN YOUR FUND ACCOUNT

If you are new to BT Mutual Funds, mail your completed application, along with your check payable to the BT Investment Money Market Fund (or to "BT Funds" if you are investing in more than one fund), to the BT Service Center.

If this is your first BT Mutual Fund investment through a tax-sheltered retirement plan, such as an IRA, you will need a special application form. This form is available from your financial advisor, or by calling the BT Retirement Services Center at 1-800-677-7596.

MINIMUM ACCOUNT INVESTMENTS

To open:
         a standard investment account                                    $2,500
         a retirement account                                                500
         an automatic investment plan account                              1,000
To add to:
         a standard investment account                                      $250
         a retirement account                                                100
         an automatic investment plan account                                100
Minimum account balances:
         nonretirement accounts                                           $1,000
         retirement accounts                                                none

TWO WAYS TO BUY AND SELL SHARES IN YOUR ACCOUNT

MAIL

BUYING:

Send your check, payable to the BT Investment Money Market Fund to the BT Service Center. The addresses are shown under "Contacting the BT Mutual Funds." Be sure to include your Fund number and account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks.

SELLING:
Send a signed letter to the BT Service Center with your name, your fund number and account number, the Fund's name and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1,000 worth of shares in your account to keep it open. Unless exchanging into another BT Fund, you must submit a written authorization to sell shares in a retirement account.

WIRE

BUYING:
You may buy shares by wire if your account is authorized to do so. You or your financial advisor must call the BT Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the BT Representative of the amount of your purchase and receive your trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing no.:                        021001033
Attn:                               Bankers Trust/BT Funds
DDA no.:                            00-226-296
FBO:                                (Account name)
                                    (Account number)
Credit:                             BT Investment Money Market Fund-460

Refer to your account statement for the account name, number and fund number.

SELLING:
You may sell shares by wire if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or the BT Service Center at 1-800-730-1313. Inform the BT Representative of the amount of your redemption and receive your trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

IMPORTANT INFORMATION ABOUT BUYING AND SELLING SHARES
o After receiving your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.
o We accept payment for shares only in U.S. dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer.
o We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large that it is made "in-kind").
o You may place orders to buy and sell over the phone by calling your financial advisor or the BT Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the Fund or its agents have incurred. Unless you request a wire, we will send you a check.
o You may buy and sell shares of the Fund through authorized brokers and financial advisors as well as from BT Mutual Funds directly. The same terms and conditions apply. Specifically, once you place your order with a broker or financial advisor, it is considered received by the BT Service Center. It is then your broker or financial advisor's responsibility to transmit the order to the BT Service Center by the next business day. You should contact your broker or financial advisor if you have a dispute as to when your order was placed with the Fund.
o If we receive your purchase order and payment before 2:00 p.m. Eastern time you will receive the dividends declared that day. If we receive it after 2:00 p.m. Eastern time, you will not.
o If we receive your order to sell shares after 12 noon Eastern time you will receive the dividends declared that day. If we receive it before 2:00 p.m. Eastern time, you will not.
o    We do not issue share certificates.
o    We process all sales orders free of charge.
o Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day and no later than seven days.
o We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements.
o If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your financial advisor or the BT Service Center for more information.
o Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor or the BT Service Center for more information.
o During periods of heavy market activity, you may have trouble reaching the BT Service Center by telephone. If this occurs, you should make your request by mail.

SPECIAL SHAREHOLDER SERVICES


To help make investing with us as easy as possible, and to help you build your investment, we offer the following special services. You can obtain further information about these programs by calling the BT Service Center at 1-800-730-1313.

o REGULAR INVESTMENTS: You can make regular investments of $100 or more automatically from your checking account biweekly, monthly, quarterly, or semiannually.


o EXCHANGE PRIVILEGES: You can exchange all or part of your shares for shares in another BT Mutual Fund. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to get a copy of that fund's prospectus and read it carefully. You may only order exchanges over the phone if your account is authorized to do so. Please note that you may have to pay taxes on the shares you sell in the exchange.
o REGULAR WITHDRAWALS: You can arrange regular monthly, quarterly, semiannual and annual sales of shares in your account. The minimum transaction is $100, and the account must have a balance of at least $10,000 to qualify.
o CHECKWRITING: We issue you a checkbook linked to your BT Investment Money Market Fund account. You can sell shares by writing a check for the desired amount free of charge, but you cannot close your account by check. You continue to earn dividends on the shares you sell by check until the check clears. We return canceled checks for your records, at the end of the month.
o ACCOUNT STATEMENTS AND FUND REPORTS: We or your financial advisor will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. The Fund's Investment Adviser will send you a report every six months on the Fund's overall performance, its current holdings and its investing strategies.

The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rates of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by____________________, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the BT Service Center at 1-800-730-1313.

Financial Highlights

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                         -----------------------------------------------------------------------------
                                         1998            1997              1996             1995              1994
                                         -----------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR                  $       1.00      $       1.00     $       1.00      $       1.00
                                                    ------------      ------------     ------------      ------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                    0.05              0.05             0.06              0.04
   Net Realized Gain (Loss) from
     Investment Transactions                               (0.00)(1)          0.00(1)          0.00(1)          (0.01)
                                                    -------------     ------------     ------------      -------------
Total from Investment Operations                            0.05              0.05             0.06              0.03
                                                    ------------      ------------     ------------      ------------
CONTRIBUTIONS OF CAPITAL                                      --              0.00(1)            --              0.01
                                                    ------------      ------------     ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net Investment Income                                   (0.05)            (0.05)           (0.06)            (0.04)
   Net Realized Gain from
     Investment Transactions                                  --                --               --                --
                                                    ------------      ------------     ------------      ------------
TOTAL DISTRIBUTIONS                                        (0.05)            (0.05)           (0.06)            (0.04)
                                                    -------------     -------------    -------------     -------------
NET ASSET VALUE, END OF YEAR                        $       1.00      $       1.00     $       1.00      $       1.00
                                                    =============     =============    =============     =============
TOTAL INVESTMENT RETURN                                     5.40%             5.24%(2)         5.76%             4.05%(2)
SUPPLEMENTAL DATA AND RATIOS:
   Net Assets, End of Period
     (000s omitted)                                 $    426,383      $    416,161     $    645,910      $    976,472
   Ratios to Average Net Assets:
     Net Investment Income                                  5.27%             5.12%            5.62%             4.24%
     Expenses, Including
       Expenses of the Cash
       Management Portfolio                                 0.35%             0.35%            0.35%             0.35%
     Decrease Reflected in Above
       Expense Ratio Due to
       Absorption of Expenses by
       Bankers Trust                                        0.17%             0.16%            0.16%             0.21%
                                         ------------------------------------------------------------------------------

    1  Less than $0.01 per share.
    2  Increased by approximately 0.10% and 0.81% due to Contributions of Capital for the years ended December 31,
       1996 and 1994, respectively.


BACK COVER

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated April 30, 1999, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:
                                BT SERVICE CENTER
                                 P.O. BOX 419210
                           KANSAS CITY, MO 64141-6210
                  OR CALL OUR TOLL-FREE NUMBER: 1-800-730-1313

You can find reports and other information about the Fund on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-800-SEC-0330.

BT INVESTMENT MONEY MARKET FUND
BT Pyramid Mutual Funds

811-6576

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                April 30, 1999


BT Pyramid Mutual Funds

o        BT Investment Equity 500 Index Fund

BT Pyramid Mutual Funds (the "Trust") is an open-end management investment company that offers investors a selection of investment portfolios, each having distinct investment objectives and policies. This Statement of Additional Information relates only to BT Investment Equity 500 Index Fund (the "Fund").


The Fund seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor's Composite Stock Price Index (the "S&P 500 Index"), which emphasizes stocks of large U.S. companies. The Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in the Equity 500 Index Portfolio (the "Portfolio"), an open-end management investment company having the same investment objective as the Fund.

Shares of the Fund are sold by ICC Distributors, Inc. ("ICC Distributors"), the Trust's distributor ("Distributor"), to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the Portfolio's investment adviser ("Adviser"), and to clients and customers of other organizations.

The Fund's Prospectus dated April 30, 1999, which may be amended from time to time provides the basic information investors should know before investing. This SAI, which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. You may request a copy of a prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Bankers Trust service agent ("Service Agent"). Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus. The financial statements for the Fund and the Portfolio for the fiscal year ended December 31, 1998, are incorporated herein by reference to the Annual Report to shareholders for the Fund and Portfolio dated December 31, 1998. A copy of the Fund's and the Portfolio's Annual Report may be obtained without charge by calling the Fund at the telephone number listed below.


                              BANKERS TRUST COMPANY

              Investment Adviser of the Portfolio and Administrator


                             ICC DISTRIBUTORS, INC.

                                   Distributor

Two Portland Square           Portland, Maine 04101               1-800-368-4031

[Redherring appears on left side of page with the following:]

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may any offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
INVESTMENT OBJECTIVE, POLICIES AND
         RESTRICTIONS.......................................................1

         Investment Objective...............................................1

         Investment Policies................................................1

         Additional Risk Factors............................................6

         Investment Restrictions............................................7

         Portfolio Transactions and Brokerage Commissions...................10

PERFORMANCE INFORMATION.....................................................11

         Standard Performance Information...................................11

         Comparison of Fund Performance.....................................12

         Economic and Market Information....................................13

VALUATION OF SECURITIES, REDEMPTIONS AND PURCHASES IN KIND..................13

         Valuation of Securities............................................13

         Valuation of Securities............................................14

         Redemption of Shares...............................................16

         Redemptions and Purchases in Kind..................................18

MANAGEMENT OF THE TRUST AND PORTFOLIO.......................................19

         Trustees of the Trust..............................................20

Trustees of the Portfolio...................................................20

         Officer of the Trust and Portfolio.................................20

         Investment Adviser.................................................21

         Administrator......................................................22

         Distributor........................................................23

         Service Agent......................................................23

         Custodian and Transfer Agent.......................................24

         Expense............................................................24

         Use of Name........................................................24

         Banking Regulatory Matters.........................................25

         Counsel and Independent Accountants................................25

ORGANIZATION OF THE TRUST...................................................25

TAXATION....................................................................26

         Taxation of the Fund...............................................26


         Distributions......................................................26

         Taxation of the Portfolio..........................................27

         Backup Withholding.................................................27

         Foreign Shareholders...............................................27

         Other Taxation.....................................................27

FINANCIAL STATEMENTS........................................................27

APPENDIX....................................................................28

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                              Investment Objective


The Fund's investment objective is to match as closely as possible (before the deduction of expenses) the total return of the S&P 500 Index which emphasizes stocks of large U.S. Companies. There can, of course, be no assurance that the Fund will achieve its investment objective.


                               Investment Policies


The Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio. The Trust may withdraw the Fund's investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so.


Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.


EQUITY SECURITIES. The Portfolio may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

SHORT-TERM INSTRUMENTS. When the Portfolio experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Portfolio's investment objective, which are unavailable in sufficient quantities or at attractive prices, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by Standard & Poor's Ratings Group ("S&P") or Aa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust.



CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.

Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.


COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see Appendix.

DERIVATIVES. The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Adviser will use derivatives only in circumstances where they offer the most efficient means of improving the risk/reward profile of the Portfolio and when consistent with the Portfolio's investment objective and policies. The use of derivatives for non-hedging purposes may be considered speculative.



ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.


The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.


Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Portfolio, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected.

In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security;
(ii) the number of dealers and other potential purchasers wishing to purchase or sell the security; (iii) dealer undertakings to make a market in the security and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to the Portfolio until settlement takes place. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio identifies, as part of a segregated account, cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.


LENDING OF PORTFOLIO SECURITIES. The Portfolio has the authority to lend up to 30% of the total value of its portfolio securities to brokers, dealers and other financial organizations. By lending its securities, the Portfolio may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of a fee paid by the borrower when irrevocable letters of credit and U.S. Government Obligations are used as collateral. The Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100% collateral from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must substitute payments in respect of all dividends, interest or other distributions on the loaned securities; and (v) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must retain the right to terminate the loan and recall and vote the securities. Cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliates) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price at a future date. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio could experience delays in recovering either its cash or selling securities subject to the repurchase agreement. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Portfolio could experience a loss. In all cases, the Adviser must find the creditworthiness of the other party to the transaction satisfactory.

Index Futures Contracts and Options on Index Futures Contracts

FUTURES CONTRACTS. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges and clear through their clearing corporations. The Portfolio may enter into contracts for the purchase or sale for future delivery of the Index.

At the same time a futures contract on the Index is entered into, the Portfolio must allocate cash or securities as a deposit payment ("initial margin"). Initial margin deposits are set by exchanges and may range between 1% and 10% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it enters into futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price trends by the Adviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Portfolio, if the Adviser's investment judgment about the general direction of the Index is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of a decrease in the Index which would adversely affect the value of securities held in its portfolio and securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON INDEX FUTURES CONTRACTS. The Portfolio may purchase and write options on futures contracts with respect to the Index. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index. For example, when the Portfolio is not fully invested it may purchase a call option on an index futures contract to hedge against a market advance.

The writing of a call option on a futures contract with respect to the Index may constitute a partial hedge against declining prices of the underlying securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract with respect to the Index is similar in some respects to the purchase of protective put options on the Index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Portfolio assumes when it purchases an option on a futures contract with respect to the Index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The Board of Trustees of the Portfolio has adopted the requirement that index futures contracts and options on index futures contracts be used only for cash management purposes. In compliance with current CFTC regulations, the Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio would exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

OPTIONS ON SECURITIES INDEXES. The Portfolio may write (sell) covered call and put options to a limited extent on the Index ("covered options") in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Portfolio may forgo the benefits of appreciation on the Index or may pay more than the market price of the Index pursuant to call and put options written by the Portfolio.

By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the Index above the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the Index below the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.


The Portfolio may purchase call and put options on the Index. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of the Index. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of the Index ("protective puts"). The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Index. The Portfolio would ordinarily recognize a gain if the value of the Index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the Index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the Index.

The Portfolio has adopted certain other nonfundamental policies concerning index option transactions which are discussed below. The Portfolio's activities in index options may also be restricted by the requirements of the Code, for qualification as a regulated investment company.

The hours of trading for options on the Index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

ASSET COVERAGE. To assure that the Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities and foreign currency exchange transactions, are not used to achieve investment leverage, the Portfolio will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Portfolio's Custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

                             Additional Risk Factors

In addition to the risks discussed above, the Portfolio's investments may be subject to the following risk factors:

YEAR 2000 MATTERS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by Bankers Trust and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Bankers Trust is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund nor can there be any assurance that the Year 2000 Problem will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies, generally.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-730-1313.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distrubution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described herein with respect to the Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio.

RATING SERVICES. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Obligations and other securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but the Adviser will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings categories of Moody's and S&P is set forth in the Appendix to this SAI.

                             Investment Restrictions

FUNDAMENTAL POLICIES. The following investment restrictions are "fundamental policies" of the Fund and the Portfolio and may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this SAI and the Prospectus, means, with respect to the Fund (or the Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or of the total beneficial interests of the Portfolio) are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, the Portfolio (or Fund) may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective):

(1) borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause
(i) under the caption "Additional Restrictions" below. (As an operating policy, the Portfolio may not engage in dollar roll transactions);


(2) underwrite securities issued by other persons except insofar as the Portfolio (Trust or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except: (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) net assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);


(5) concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of the Portfolio's (Fund's) investment objective, up to 25% of its total assets may be invested in any one industry; and


(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.


(7) with respect to 75% of the Fund's (Portfolio's) total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash-equivalents, U.S. government securities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.



ADDITIONAL RESTRICTIONS. In order to comply with certain statutes and policies the Portfolio (or the Trust, on behalf of the Fund) will not as a matter of non-fundamental operating policy (except that no operating policy shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective):


   (i) borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at cost), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

  (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

 (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

  (iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

   (v)   invest for the purpose of exercising control or management;

  (vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund), unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of merger or consolidation, the Portfolio (Fund) shall not purchase any securities of any open-end investment company unless the Portfolio
         (Fund) (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

 (vii) invest more than 15% of the Portfolio's (Fund's) net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which:
         (i) is not traded flat or in default as to interest or principal; and
         (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Portfolio's (Fund's) Board of Trustees have determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Portfolio's (Fund's) Board of Trustees have determined that the commercial paper is equivalent quality and is liquid;


(viii) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's (Fund's) net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolio
         (Fund) have no current intention to engage in short selling);

  (ix) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio (Fund) and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Portfolio's (Fund's) net assets; (c) the securities subject to the exercise of the call written by the Portfolio
         (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio (Fund) until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's (Fund's) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) establishes a segregated account with its custodian consisting of cash or short-term U.S. government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

   (x) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and:
         (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's (Fund's) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's (Fund's) total assets.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.


                Portfolio Transactions and Brokerage Commissions

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Portfolio are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.


The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions. Bankers Trust will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.


Higher commissions may be paid to firms that provide research services to the extent permitted by law. Bankers Trust may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.


Although certain research, market and statistical information from brokers and dealers can be useful to the Portfolio and to the Adviser, it is the opinion of the management of the Portfolio that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Portfolio, and not all such information is used by the Adviser in connection with the Portfolio. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Portfolio.


In certain instances there may be securities which are suitable for the Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolio and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio in concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

For the years ended December 31, 1998, 1997 and 1996, Equity 500 Index Portfolio incurred brokerage commissions in the amount of $_____, $341,058 and $289,791, respectively.


                             PERFORMANCE INFORMATION

                        Standard Performance Information


From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. Mutual fund performance is commonly measured as total return and/or yield. The Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:

Yield: Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields for the Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value ("NAV") per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purpose of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.


Income calculated for the purposes of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements.


The 30-day SEC yield for the period ended December 31, 1998 was ___%.

Total return: Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year. The Fund's average annual total return will be calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

The Fund's total return for the one-year period ended December 31, 1998 was _____%. The Fund's cumulative total return for the five-year period ended December 31, 1998 was _____%. The Fund's average annualized total return for the from December 31, 1992 (commencement of operations) to December 31, 1998 was _____%.

Performance Results: Total returns and yields are based on past results and are not an indication of future performance. Any total return quotation provided for the Fund should not be considered as representative of the performance of the Fund in the future since the NAV and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund and the Portfolio. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of the Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.


                         Comparison of Fund Performance

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

Investor's Daily, a daily newspaper that features financial, economic and business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morningstar Inc., a publisher of financial information and mutual fund research.

New York Times, a nationally distributed newspaper which regularly covers financial news.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Value Line, a biweekly publication that reports on the largest 15,000 mutual funds.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

                         Economic and Market Information


Advertising and sales literature of a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.

           VALUATION OF SECURITIES, REDEMPTIONS AND PURCHASES IN KIND


                             Valuation of Securities

The net asset value ("NAV") per share is calculated on each day on which the Fund is open (each such day being a "Valuation Day"). The Fund is currently open on each day, Monday through Friday, except (a) January 1st, Martin Luther King, Jr.'s Birthday (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Columbus Day (the second Monday in October), Veteran's Day (November 11th), Thanksgiving Day (the last Thursday in November) and December 25th; and (b) the preceding Friday or the subsequent Monday when one of the calendar-determined holidays falls on a Saturday or Sunday, respectively.

The Fund's net asset value ("NAV") per share is calculated as of the close of regular trading on the NYSE, which is currently 4:00 p.m., Eastern time (the "Valuation Time"). The NAV per share is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities attributable to the shares, by the total number of shares outstanding. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Portfolio's Board of Trustees believes accurately reflects fair value.


Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market. Other assets are valued at fair value using methods determined in good faith by the Portfolio's Board of Trustees.


                             Valuation of Securities

The Trust accepts purchase orders for shares of the Fund at the NAV per share next determined after the order is received on each Valuation Day. Shares may be available through Investment Professionals, such as broker/dealers and investment advisers (including Service Agents).

Purchase orders for shares (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to the Custodian purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.


If orders are placed through an Investment Professional, it is the responsibility of the Investment Professional to transmit the order to buy shares to the Transfer Agent before 4:00 p.m. Eastern time.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

The Transfer Agent must receive payment within one business day after an order for shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

The Trust and Bankers Trust have authorized one or more brokers to accept on the Trust's behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

Minimum Investments

To Open an Account                                                  $2,500
For retirement accounts                                                500
Through automatic investment plans                                   1,000

To Add to an Account                                               $   250
For retirement accounts                                                100

Through automatic investment plan                                      100

Minimum Balance                                                     $1,000
For retirement accounts                                               None



If you are new to BT Pyramid Mutual Funds, complete and sign an account application and mail it along with your check to the address listed below. For an account application, call the BT Service Center at 1-800-730-1313.

         BT Service Center
         P.O. Box 419210
         Kansas City, MO 64141-6210

Overnight mailings:

         BT Service Center
         210 West 10th Street, 8th Floor
         Kansas City, MO 64105-1716

If you already have money invested in a fund in the BT Family of Funds, you can:

o        Mail an account application with a check,

o        Wire money into your account,

o Open an account by exchanging from another fund in the BT Family of Funds, or

o        Contact your Service Agent or Investment Professional.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Contact your Investment Professional for more information and a retirement account application.

Additional Information About Buying Shares

                  To Open an Account                                     To Add to an Account
By Wire           Call the BT Service Center at 1-800-730-1313 to        Call your Investment Professional or wire additional
                  receive wire instructions for account establishment.   investment to:

                                                                         Routing No.:     021001033
                                                                         Attn:            Bankers Trust/IFTC Deposit
                                                                         DDA No.:         00-226-296
                                                                         FBO:             (Account name)
                                                                                          (Account Number)
                                                                         Credit:          BT Investment Equity 500
                                                                                          Index Fund - 462


                                                                                          Specify the complete name of
                                                                                          the Fund, including your
                                                                                          account number and your name.

By Phone          Contact your Service Agent, Investment                 Contact your Service Agent, Investment
                  Professional, or call BT's Service Center at           Professional, or call BT's Service Center
                  1-800-730-1313. If you are an existing                 at 1-800-730-1313.  If you are an existing
                  shareholder, you may exchange from another BT          shareholder, you may exchange from another
                  account with the same registration, including          BT account with the same registration,
                  name, address, and taxpayer ID number.                 including name, address, and taxpayer ID number.

                  To Open an Account                                     To Add to an Account

By Mail           Complete and sign the account application. Make        Make your check payable to the complete name of
                  your check payable to the complete name of             Fund of your choice. Indicate your Fund account
                  the Fund of your choice.  Mail to the appropriate      number on your check and mail to the address
                  address indicated on the application.                  printed on your account statement.


                              Redemption of Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for shares received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at the that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to change in market value. See "Minimum Investments" above for minimum balance amounts.

To sell Shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the BT Service Center at 1-800-730-1313.

If you are selling some but not all of your non-retirement account shares, leave at least $1,000 worth of shares in the account to keep it open.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

o      Your account registration has changed within the last 30 days,

o The check is being mailed to a different address than the one on your account (record address),

o      The check is being made payable to someone other than the account owner,

o The redemption proceeds are being transferred to a BT account with a different registration, or

o You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

Additional Information About Selling Shares

By Wire - You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-730-1313. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.

In Writing - Write a signed "letter of instruction" with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of shares to be redeemed, and mail to one of the following addresses:

         BT Service Center
         P.O. Box 419210
         Kansas City, MO 64141-6210

Overnight mailings:

         BT Service Center
         210 West 10th Street, 8th Floor
         Kansas City, MO 64105-1716

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

Unless otherwise instructed, the Transfer Agent will send a check to the account address of record. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below the Fund minimums.

Investor Services

BT Pyramid Mutual Funds provide a variety of services to help you manage your account.

Information Services

Statements and reports that your Investment Professional or the Transfer Agent may send to you include the following:

o Confirmation statements (after every transaction that affects your account balance, including distributions or your account registration)

o        Account statements (monthly)

o        Financial reports (every six months)

To reduce expenses, only one copy of most financial reports will be mailed, even if you have more than one account in the Fund. Call your Investment Professional or the BT Service Center at 1-800-730-1313 if you need additional copies of financial reports.

Exchange Privilege

Shareholders may exchange their shares for shares of certain other funds in the BT Family of Funds registered in their state. To make an exchange, follow the procedures indicated in "Purchase of Shares" and "Redemption of Shares" herein. Before making an exchange, please note the following:

o Call your Service Agent for information and a prospectus. Read the prospectus for relevant information.

o Complete and sign an application, taking care to register your new account in the same name, address and taxpayer identification number as your existing account(s).

o Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transaction.

o The Fund reserves the right to terminate or modify the exchange privilege in the future.

Note that exchanges out of the Fund may be limited to four per calendar year.

Systematic Programs

To move money from your bank account to BT Pyramid Mutual Funds

    Minimum          Minimum
    Initial         Subsequent              Frequency                           Setting up or changing
    -------         ----------              ---------                           ----------------------

    $1,000             $100            Monthly, bimonthly,       For a new account,  complete the appropriate
                                    quarterly or semi-annually   section on the application.

                                                                 For existing accounts, call your Investment
                                                                 Professional for an application. To change the
                                                                 amount or frequency of your investment, contact
                                                                 your Investment Professional directly or call
                                                                 1-800-730-1313. Call at least 10 business days
                                                                 prior to your next scheduled investment date.



Systematic Withdrawal Program lets you set up periodic redemptions from your account.

    Minimum                 Frequency                               Setting up or changing
    -------                 ---------                               ----------------------

     $100              Monthly, quarterly,             To establish, call your Investment Professional or
                    semi-annually or annually          call 1-800-730-1313 after your account is open.
                                                       The accounts from which the withdrawals will be
                                                       processed must have a minimum balance of $10,000,
                                                       other than retirement accounts subject to required
                                                       minimum distributions.


Tax-Saving Retirement Plans

Retirement plans offer significant tax savings and are available to individuals, partnerships, small businesses, corporations, nonprofit organizations and other institutions. Contact your Service Agent or Bankers Trust for further information. Bankers Trust can set up your new account in the Fund under a number of several tax-savings or tax-deferred plans. Minimums may differ from those listed elsewhere in this SAI.

o INDIVIDUAL RETIREMENT ACCOUNTS (IRAS): personal savings plans that offer tax advantages for individuals to set aside money for retirement and allow new contributions of $2,000 per tax year.

o ROLLOVER IRAS: tax-deferred retirement accounts that retain the special tax advantages of lump sum distributions from qualified retirement plans and transferred IRA accounts.

                        Redemptions and Purchases in Kind

The Trust, on behalf of the Fund, and the Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, or the Portfolio, as the case may be, and valued as they are for purposes of computing the Fund's or the Portfolio's net asset value, as the case may be (a redemption in kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund, and the Portfolio has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund and the Portfolio are obligated to redeem shares or beneficial interests, as the case may be, with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund or the Portfolio, as the case may be, at the beginning of the period.

The Portfolio has agreed to make a redemption in kind to the Fund whenever the Fund wishes to make a redemption in kind and therefore shareholders of the Fund that receive redemptions in kind will receive portfolio securities of the Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day that the NYSE is open for business and New York charter banks are not closed owing to customary or local holidays. As of the close of the NYSE, currently 4:00 p.m. (Eastern time or earlier if the NYSE closes earlier) on each such day, the value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. or the close of the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. or the close of the NYSE on the following day the NYSE is open for trading.


The Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" in the prospectus as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of Bankers Trust, appropriate investments for the Fund's Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. When securities are used as payment for shares or as a redemption in kind from the Fund, the transaction fee will not be assessed. However, the shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

                      MANAGEMENT OF THE TRUST AND PORTFOLIO


The Trust and the Portfolio are governed by a Board of Trustees which is responsible for protecting the interests of investors. By virtue of the responsibilities assumed by Bankers Trust, the administrator of the Trust and the Portfolio, neither the Trust nor the Portfolio require employees other than its executive officers. None of the executive officers of the Trust or the Portfolio devotes full time to the affairs of the Trust or the Portfolio.

A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that some of the same individuals are Trustees of the Trust and the Portfolio, up to and including creating separate boards of trustees.


The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund or Portfolio they represent. In addition, the Trustees review contractual arrangements with companies that provide services to the Fund and/or Portfolio and review the Fund's performance.


The Trustees and officers of the Trust and Portfolio, their birthdate and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each officer is 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-5829.


                              Trustees of the Trust


HARRY VAN BENSCHOTEN (birthdate: February 18, 1928) -- Trustee; Retired (since
1987); Corporate Vice President, Newmont Mining Corporation (prior to 1987); Director, Canada Life Insurance Company of New York. His address is 6581 Ridgewood Drive, Naples, Florida 34108.


MARTIN J. GRUBER (birthdate: July 15, 1937) -- Trustee; Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964). His address is 229 S. Irving Street, Ridgewood, New Jersey 07450.

KELVIN J. LANCASTER (birthdate: December 10, 1924) -- Trustee; John Bates Clark Professor of Economics, Columbia University; Distinguished Fellow, American Economics Association; Fellow, American Academy of Arts and Sciences; Fellow, Econometric Society; Former Chairman, Columbia University Department of Economics; Former Director, National Bureau of Economic Research. His address is 35 Claremont Avenue, New York, New York 10027.

                            Trustees of the Portfolio

CHARLES P. BIGGAR (birthdate: October 13, 1930) -- Trustee; Retired; formerly Vice President of International Business Machines ("IBM") and President of the National Services and the Field Engineering Divisions of IBM. His address is 12 Hitching Post Lane, Chappaqua, New York 10514.


S. LELAND DILL (birthdate: March 28, 1930) -- Trustee; Retired; Director, Coutts Group; Coutts (U.S.A.) International; Coutts Trust Holdings, Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.


                      Officers of the Trust and Portfolio

Unless otherwise specified, each officer listed below holds the same position with the Trust and the Portfolio.

JOHN Y. KEFFER (birthdate: July 14, 1942) -- President and Chief Executive Officer; President, Forum Financial Group. His address is 2 Portland Square, Portland, Maine 04101.

JOSEPH A. FINELLI (birthdate: January 24, 1957) -- Treasurer; Vice President,
BT Alex. Brown Incorporated and Vice President, Investment Company Capital
Corp. (registered investment adviser), September 1995 to present; formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company Inc. (investments), 1980 to August 1995. His address is One South Street, Baltimore, Maryland 21202.

DANIEL O. HIRSCH (birthdate: March 27, 1954) -- Secretary; Principal, BT Alex. Brown since July 1998; Assistant General Counsel in the Office of the General Counsel at the United States Securities and Exchange Commission from 1993 to 1998. His address is 2901 Dorset Avenue, Chevy Chase, Maryland 20815.

Messrs. Keffer, Finelli and Hirsch also hold similar positions for other investment companies for which ICC Distributors, or an affiliate serves as the principal underwriter.

No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust or the Portfolio. No director, officer or employee of ICC Distributors or any of its affiliates will receive any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust or the Portfolio.

                           Trustee Compensation Table

Name,                               Aggregate                 Aggregate                 Total
Position With                       Compensation              Compensation              Compensation from
Trust/Portfolio                     from Trust*               from Portfolio**          Fund Complex+
---------------                     -----------               ----------------          -------------

Harry Van Benschoten,
Trustee of Trust                      $                       N/A                       $27,500
                                      ------

Martin J. Gruber,
Trustee of Trust                      $                       N/A                       $27,500
                                      ------

Kelvin J. Lancaster,
Trustee of Trust                      $                       N/A                       $35,000
                                      ------                                            -------

Charles P. Biggar,
Trustee of Portfolio                N/A                         $                       $35,000

S. Leland Dill,
Trustee of Portfolio                N/A                         $                       $35,000

Philip Saunders, Jr.,
Trustee of Portfolio                N/A                         $                       $35,000
------------------------------------------------------------------------------------------------------------------------

 * The information provided is for the BT Pyramid Mutual Funds which is comprised of 6 funds. Information provided is for the ended December 31, 1998.

** The information provided is for the year ended December 31, 1998.
+ Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio. The compensation provided is the calendar year ended December 31, 1998.

As of________, 1999, the Trustees and officers of the Trust and the Portfolio owned in the aggregate less than 1% of the shares of the Fund or the Trust (all series taken together).

As of_______, 1999, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: [TO BE PROVIDED]

                               Investment Adviser

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing all the assets of the Fund in the Portfolio. The Portfolio has retained the services of Bankers Trust as Adviser.

Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street, (One Bankers Trust Plaza), New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market. [As of March 31, 1998, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of over $150 billion.] [The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with over $300 billion in assets under management globally.]

Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. In the past, these clients have been serviced through separate account and commingled fund structures. Now, the BT Family of Funds brings Bankers Trust's extensive investment management expertise--once available to only the largest institutions in the U.S.--to individual investors. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives similar to those of the Portfolio.

Bankers Trust, subject to the supervision and direction of the Board of Trustees of the Portfolio, manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its world wide subsidiaries and affiliates to assist it in its role as investment adviser. All orders for investment transactions on behalf of the Portfolio are placed by the Adviser with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.

The Adviser is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Company would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, as well as the approval of the Fund's shareholders. If the transaction is approved and completed, Deutsche Bank AG, as the Adviser's new parent company, will control the operations of the Adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

Under the terms of the Portfolio's investment advisory agreement with Bankers Trust (the "Advisory Agreement"), Bankers Trust manages the Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (i) act in strict conformity with the Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage the Portfolio in accordance with the Portfolio's investment objective, restrictions and policies; (iii) make investment decisions for the Portfolio; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Portfolio.

Bankers Trust bears all expenses in connection with the performance of services under each Advisory Agreement. The Trust and the Portfolio bear certain other expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or the Portfolio who are not officers, directors or employees of Bankers Trust, ICC Distributors or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

Under the Advisory Agreement, Bankers Trust receives a fee from the Portfolio, computed daily and paid monthly, at the annual rate of 0.075 of the average daily net assets of the Portfolio. For the fiscal years ended December 31, 1998, 1997 and 1996, Bankers Trust earned $_____, $2,430,147 and $1,505,963, respectively, as compensation for investment advisory services provided to the Portfolio. During the same periods, Bankers Trust reimbursed $_____, $1,739,490 and $870,024, respectively, to the Portfolio to cover expenses.

The Fund's prospectus contains disclosure as to the amount of Bankers Trust's investment advisory and administration and services fees, including waivers thereof. Bankers Trust may not recoup any of its waived investment advisory or administration and services fees. Such waivers by Bankers Trust shall stay in effect for at least 12 months.


Bankers Trust may deposit, loan and have other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.


                                  Administrator


Under its Administration and Services Agreement with the Trust, the Adviser calculates the net asset value of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreement provides for the Trust to pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 0.30% of the average daily net assets of the Fund.

Under Administration and Services Agreement with the Portfolio, the Adviser calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provides for the Portfolio to pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to the lesser of 0.05% of the Portfolio's average daily net assets or an amount that brings the total operating expenses of the Portfolio to 0.08% of the average daily net assets of the Portfolio. Under the Administration and Services Agreement, the Adviser may delegate one or more of its responsibilities to others, including affiliates of ICC Distributors, at the Adviser's expense.

Under the Administration and Services Agreement, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and the Portfolio reasonably deem necessary for the proper administration of the Trust or the Portfolio. Bankers Trust will generally assist in all aspects of the Fund's and Portfolio's operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to a sub-administration agreement, (the "Sub-Administration Agreement") FSC performs such sub-administration duties for the Trust and the Portfolio as from time to time may be agreed upon by Bankers Trust and FSC. The Sub-Administration Agreement provides that FSC will receive such compensation as from time to time may be agreed upon by FSC and Bankers Trust. All such compensation will be paid by Bankers Trust.

For the years ended December 31, 1998, 1997 and 1996, Bankers Trust earned $_____, $1,666,151 and $1,049,314, respectively, in compensation for administrative and other services provided to the Fund. During the same periods, Bankers Trust reimbursed $_____, $774,879 and $595,135, respectively, to the Fund to cover expenses.

For the years ended December 31, 1998, 1997 and 1996, Bankers Trust earned $_____, $1,215,073 and $752,981, respectively, in compensation for administrative and other services provided to the Portfolio.


Bankers Trust has agreed that if in any year the aggregate expenses of the Fund and its Portfolio (including fees pursuant to the investment advisory agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, Bankers Trust will reimburse the Fund for the excess expense to the extent required by state law. As of the date of this SAI, the most restrictive annual expense limitation applicable to the Fund is 2.5% of the Fund's first $30 million of average annual net assets, 2.0% of the next $70 million of average annual net assets and 1.5% of the remaining average annual net assets.


                                   Distributor

ICC Distributors is the principal Distributor for shares of the Fund. ICC Distributors is a registered broker/dealer and is unaffiliated with Bankers Trust. The principal business address of ICC Distributors is Two Portland Square, Portland, Maine 04101. In addition to ICC Distributors's duties as Distributor, ICC Distributors and its affiliates may, in their discretion, perform additional functions in connection with transactions in the shares of the Fund.

                                  Service Agent

All shareholders must be represented by a Service Agent. The Adviser acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by the Adviser from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, performing shareholder sub-accounting, answering client inquiries regarding the Trust, investing client cash account balances automatically in Fund shares and processing redemption transactions at the request of clients, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies, arranging for bank wires and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with the Adviser, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.


                          Custodian and Transfer Agent

Bankers Trust, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, serves as Custodian for the Trust and for the Portfolio pursuant to the administration and services agreements. As Custodian, it holds the Fund's and the Portfolio's assets. Bankers Trust also serves as transfer agent of the Trust and of the Portfolio pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trust, Bankers Trust maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Fund or the Portfolio for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                                    Expenses

The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifically borne by the Adviser or ICC Distributors, including administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by the Adviser or ICC Distributors, including investment advisory and administration and service fees, fees for necessary professional services, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.


                                   Use of Name

The Trust and Bankers Trust have agreed that the Trust may use "BT" as part of its name for so long as Bankers Trust serves as investment adviser to the Portfolio. The Trust has acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term. The Trust may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of its name. If this were to occur, the Trustees would select an appropriate new name for the Trust, but there would be no other material effect on the Trust, its shareholders or activities.

                           Banking Regulatory Matters

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolio contemplated by the investment advisory agreements and other activities for the Fund and the Portfolio described in the Prospectus and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust and the Portfolio. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Boards of Trustees would review the relationships with Bankers Trust and consider taking all actions necessary in the circumstances.

                       Counsel and Independent Accountants


Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as Counsel to the Trust and from time to time provides certain legal services to Bankers Trust. PricewaterhouseCoopers LLP, 1100 Main Street, Suite 900, Kansas City, Missouri 64105 has been selected as Independent Accountants for the Trust.


                            ORGANIZATION OF THE TRUST


* 1 moved from here; text not shownThe Trust was organized on February 28, 1992 under the laws of the Commonwealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate prospectuses. The shares of each series participate equally in the earnings, dividends and assets of the particular series. The Trust may create and issue additional series of shares. The Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held.

The Trust is an entity commonly known as a "Massachusetts business trust." Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The

Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Portfolio, in which all the assets of the Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

** 1 Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees without a meeting. Upon liquidation of the Fund, shareholders of that Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will vote its shares without a meeting of shareholders of the Fund if the proposal is one, if which made with respect to the Fund, would not require the vote of shareholders of the Fund as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Trust will hold a meeting of shareholders of the Fund and, at the meeting of investors in the Portfolio, the Trust will cast all of its votes in the same proportion as the votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership of the Portfolio could have effective voting control of the operations of the Portfolio.

As of December 31, 1998, the following shareholders of record owned 25% or more of the voting securities of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of its shareholders: [TO BE PROVIDED]

                                    TAXATION


                             Taxation of the Fund

The Trust intends to qualify annually and to elect for the Fund to be treated as a regulated investment company under the Code. As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring a Federal income tax liability. The Fund also does not anticipate paying any excise taxes. The Fund's dividends and distributions will not qualify for the dividends-received deduction for corporations.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

The Fund's investment in Section 1256 contracts, such as regulated futures contracts and options on most stock indices, is subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

                                  Distributions



The Fund distributes substantially all of its net income and capital gains to shareholders each year. Income dividends are distributed quarterly. In addition, the Fund will distribute net capital gains, if any, at least annually and potentially semi-annually, if required, to remain in compliance with the applicable tax regulations. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.

Dividends paid out of the Fund's investment company taxable income and short-term capital gains will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. The Fund's distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distributions declared to shareholders of record in October, November or December and paid in January are taxable as if paid on December 31. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a taxable amount, and a cost basis in each such share, equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. Federal income tax status of distributions. Shareholders should consult their own tax adviser concerning the application of federal, state and local taxes to the distributions they receive from the Fund.

You may realize a capital gain or loss when you redeem (sell) or exchange shares. Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

On the ex-date for a distribution from capital gains, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.


                            Taxation of the Portfolio

The Portfolio is not subject to Federal income taxation. Instead, the Fund and other investors investing in the Portfolio must take into account, in computing their Federal income tax liability, their share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether they have received any cash distributions from the Portfolio.

                               Backup Withholding

The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.

Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

                              Foreign Shareholders

The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                 Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

The Portfolio is organized as a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.

                              FINANCIAL STATEMENTS


The financial statements for the Fund or Portfolio for the period ended December 31, 1998, are incorporated herein by reference to the Annual Report to shareholders for the Fund dated December 31, 1998. A copy of the Fund's Annual Report may be obtained without charge by contacting the Fund.

                                    APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of the ratings of Moody's and S&P, which represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

S&P'S BOND RATINGS

An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree.

The rating "AA" may be modified by the addition of a plus or minus sign to show relative standing within such category.

MOODY'S BOND RATINGS

Excerpts from Moody's description of its corporate bond ratings: Aaa judged to be the best quality, carry the smallest degree of investment risk; Aa judged to be of high quality by all standards.

S&P'S COMMERCIAL PAPER RATINGS

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

MOODY'S COMMERCIAL PAPER RATINGS

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

              Investment Adviser of the Portfolio and Administrator
                              BANKERS TRUST COMPANY


                                   Distributor
                             ICC DISTRIBUTORS, INC.


                          Custodian and Transfer Agent
                              BANKERS TRUST COMPANY


                             Independent Accountants
                           PRICEWATERHOUSECOOPERS LLP


                                     Counsel
                            WILLKIE FARR & GALLAGHER

                              --------------------

No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                              --------------------

[INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY ANY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE PROSPECTUS.]




                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                APRIL 30,   1999
BT PYRAMID MUTUAL FUNDS
o      BT INVESTMENT MONEY MARKET FUND

  BT Pyramid Mutual Funds (THE "TRUST") is an open-end management investment COMPANY that offer investors a selection of investment portfolios, each having distinct investment objectives and policies. This Statement of Additional Information ("SAI") relates to the BT INVESTMENT MONEY MARKET FUND (THE "FUND").

THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK a high level of current income consistent with liquidity and the preservation of capital through investment in a portfolio of high quality money market instruments. THE TRUST SEEKS to achieve the investment OBJECTIVE of THE Fund by investing all the investable assets of the Fund in THE CASH MANAGEMENT PORTFOLIO (THE "PORTFOLIO"), a diversified open-end management investment company having the same investment OBJECTIVE AS THE FUND. THE PORTFOLIO IS A SERIES OF BT INVESTMENT Portfolios.

Shares of the FUND ARE SOLD BY ICC DISTRIBUTORS, INC. ("ICC DISTRIBUTORS"), THE TRUST'S distributor ("Distributor"), to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the PORTFOLIO'S investment adviser ("Adviser"), and to clients and customers of other organizations.

The FUND'S PROSPECTUS DATED APRIL 30, 1999, which may be amended from time to time PROVIDES the basic information investors should know before investing. This SAI, which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the TRUST and should be read in conjunction with the PROSPECTUS. You may request a copy of a prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any BANKERS TRUST SERVICE AGENT ("SERVICE AGENT"). Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the FUND'S PROSPECTUS. THE FINANCIAL STATEMENTS FOR THE FUND AND THE PORTFOLIO FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, ARE INCORPORATED HEREIN BY REFERENCE TO THE ANNUAL REPORT TO SHAREHOLDERS FOR THE FUND AND PORTFOLIO DATED DECEMBER 31, 1998. A COPY OF THE FUND'S AND THE PORTFOLIO'S ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE BY CALLING THE FUND AT THE TELEPHONE NUMBER LISTED BELOW.

                              BANKERS TRUST COMPANY

              INVESTMENT ADVISER OF THE PORTFOLIO AND ADMINISTRATOR

                             ICC DISTRIBUTORS, INC.

                                   DISTRIBUTOR

TWO PORTLAND SQUARE          PORTLAND, MAINE 04101               1-800-368-4031
--------------------------------------------------

                                TABLE OF CONTENTS


 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS..........................................................................1
     INVESTMENT OBJECTIVE.................................................................................................1
     INVESTMENT POLICIES..................................................................................................1
         OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS............................................................1
         * 2 MOVED FROM HERE; TEXT NOT SHOWNCOMMERCIAL PAPER..............................................................1
         VARIABLE RATE MASTER DEMAND NOTES................................................................................1
         U.S. GOVERNMENT OBLIGATIONS......................................................................................2
         * 3 MOVED FROM HERE; TEXT NOT SHOWN* 4 MOVED FROM HERE; TEXT NOT SHOWNOTHER DEBT OBLIGATIONS.....................2
         ASSET-BACKED SECURITIES..........................................................................................2
         REPURCHASE AGREEMENTS............................................................................................2
         ** 1REVERSE REPURCHASE AGREEMENTS................................................................................2
         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES......................................................................3
         INVESTMENT IN OTHER INVESTMENT COMPANIES.........................................................................3
         CREDIT ENHANCEMENT...............................................................................................3
         LENDING OF PORTFOLIO SECURITIES..................................................................................3
         QUALITY AND MATURITY OF THE PORTFOLIO'S SECURITIES...............................................................4
     ADDITIONAL RISK FACTORS..............................................................................................4
         YEAR 2000 MATTERS................................................................................................4
         SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE......................................................4
         RATING SERVICES..................................................................................................5
     INVESTMENT RESTRICTIONS..............................................................................................5
         FUNDAMENTAL POLICIES.............................................................................................5
         ADDITIONAL RESTRICTIONS..........................................................................................7
     PORTFOLIO TURNOVER...................................................................................................8
     PORTFOLIO TRANSACTIONS...............................................................................................8

NET ASSET VALUE...........................................................................................................9

PURCHASE AND REDEMPTION INFORMATION......................................................................................10
     PURCHASE OF SHARES..................................................................................................10
     MINIMUM INVESTMENTS.................................................................................................11
     REDEMPTION OF SHARES................................................................................................12
         CHECKWRITING....................................................................................................12
     ADDITIONAL INFORMATION ABOUT SELLING SHARES.........................................................................13
     INVESTOR SERVICES...................................................................................................13
     INFORMATION SERVICES................................................................................................13
     EXCHANGE PRIVILEGE..................................................................................................14
     SYSTEMATIC PROGRAMS.................................................................................................14

MANAGEMENT OF THE TRUST AND PORTFOLIO....................................................................................15
     TRUSTEES OF BT PYRAMID MUTUAL FUNDS.................................................................................15
     TRUSTEES OF THE PORTFOLIO...........................................................................................15
     OFFICERS OF THE TRUST AND PORTFOLIO.................................................................................15
     TRUSTEE COMPENSATION TABLE..........................................................................................16
     INVESTMENT ADVISER..................................................................................................17
     ADMINISTRATOR.......................................................................................................18
     DISTRIBUTOR.........................................................................................................19
     SERVICE AGENT.......................................................................................................19
     CUSTODIAN AND TRANSFER AGENT........................................................................................19
     EXPENSES............................................................................................................19
     USE OF NAME.........................................................................................................20
     BANKING REGULATORY MATTERS..........................................................................................20
     COUNSEL AND INDEPENDENT ACCOUNTANTS.................................................................................20


                                       I



ORGANIZATION OF THE TRUSTS...............................................................................................20

TAXES....................................................................................................................21

PERFORMANCE INFORMATION..................................................................................................22
     ECONOMIC AND MARKET INFORMATION.....................................................................................23

FINANCIAL STATEMENTS.....................................................................................................23

APPENDIX.................................................................................................................24
     DESCRIPTION OF SECURITIES RATINGS...................................................................................24




                                       II

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVE

THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL THROUGH INVESTMENT IN A PORTFOLIO OF HIGH QUALITY MONEY MARKET INSTRUMENTS. THERE CAN, OF COURSE, BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

                               INVESTMENT POLICIES

SINCE THE INVESTMENT CHARACTERISTICS OF THE FUND WILL CORRESPOND DIRECTLY TO THOSE OF THE PORTFOLIO, THE FOLLOWING IS A DISCUSSION OF THE VARIOUS INVESTMENTS OF AND TECHNIQUES EMPLOYED BY THE PORTFOLIO. THE PORTFOLIO, IN PURSUING ITS INVESTMENT OBJECTIVE, WILL COMPLY WITH RULE 2A-7 ("RULE 2A-7") UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"). THUS, DESCRIPTIONS OF INVESTMENT TECHNIQUES AND PORTFOLIO INSTRUMENTS ARE QUALIFIED BY THE PROVISIONS AND LIMITATIONS OF RULE 2A-7.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS. THE PORTFOLIO MAY INVEST IN U.S. DOLLAR-DENOMINATED FIXED RATE OR VARIABLE RATE OBLIGATIONS OF U.S. OR FOREIGN FINANCIAL INSTITUTIONS, INCLUDING BANKS, WHICH ARE RATED IN THE HIGHEST SHORT-TERM RATING CATEGORY BY ANY TWO NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS ("NRSROS") (OR ONE NRSRO IF THAT NRSRO IS THE ONLY SUCH NRSRO WHICH RATES SUCH OBLIGATIONS) OR, IF NOT SO RATED, ARE BELIEVED BY BANKERS TRUST, ACTING UNDER THE SUPERVISION OF the Board of Trustees OF THE PORTFOLIO, TO BE OF COMPARABLE QUALITY. OBLIGATIONS OF DOMESTIC AND FOREIGN FINANCIAL INSTITUTIONS IN WHICH THE PORTFOLIO MAY INVEST INCLUDE, BUT ARE NOT LIMITED TO, CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, BANK TIME DEPOSITS, COMMERCIAL PAPER, AND OTHER U.S. DOLLAR-DENOMINATED INSTRUMENTS ISSUED OR SUPPORTED BY THE CREDIT OF U.S. OR FOREIGN FINANCIAL INSTITUTIONS, INCLUDING BANKS.

* 1 moved from here; text not shown** 2 For purposes of the PORTFOLIO'S investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If Bankers Trust, acting under the supervision of the Board of Trustees, deems the instruments to present minimal credit risk, THE Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards that those applicable to domestic branches of U.S. banks.

UNDER NORMAL MARKET CONDITIONS, THE PORTFOLIO WILL INVEST MORE THAN 25% OF ITS ASSETS IN THE BANK AND OTHER FINANCIAL INSTITUTION OBLIGATIONS DESCRIBED ABOVE. THE PORTFOLIO'S CONCENTRATION OF ITS INVESTMENTS IN THE OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS WILL CAUSE THE PORTFOLIO TO BE SUBJECT TO THE RISKS PECULIAR TO THESE INDUSTRIES TO A GREATER EXTENT THAN IF ITS INVESTMENTS WERE NOT SO CONCENTRATED.

COMMERCIAL PAPER. THE PORTFOLIO MAY INVEST IN FIXED RATE OR VARIABLE RATE COMMERCIAL PAPER, ISSUED BY U.S. OR FOREIGN ENTITIES. COMMERCIAL PAPER WHEN PURCHASED BY THE PORTFOLIO MUST BE RATED IN THE HIGHEST SHORT-TERM RATING CATEGORY BY ANY TWO NRSROS (OR ONE NRSRO IF THAT NRSRO IS THE ONLY SUCH NRSRO WHICH RATES SUCH SECURITY) OR, IF NOT SO RATED, MUST BE BELIEVED BY BANKERS TRUST, ACTING UNDER THE SUPERVISION OF THE BOARD OF TRUSTEES OF THE PORTFOLIO, TO BE OF COMPARABLE QUALITY. ANY COMMERCIAL PAPER ISSUED BY A FOREIGN ENTITY CORPORATION AND PURCHASED BY THE PORTFOLIO MUST BE U.S. DOLLAR-DENOMINATED AND MUST NOT BE SUBJECT TO FOREIGN WITHHOLDING TAX AT THE TIME OF PURCHASE. INVESTING IN FOREIGN COMMERCIAL PAPER GENERALLY INVOLVES RISKS SIMILAR TO THOSE DESCRIBED ABOVE RELATING TO OBLIGATIONS OF FOREIGN BANKS OR FOREIGN BRANCHES AND SUBSIDIARIES OF U.S. AND FOREIGN BANKS.

VARIABLE RATE MASTER DEMAND NOTES. VARIABLE RATE MASTER DEMAND NOTES ARE UNSECURED INSTRUMENTS THAT PERMIT THE INDEBTEDNESS THEREUNDER TO VARY AND PROVIDE FOR PERIODIC ADJUSTMENTS IN THE INTEREST RATE. BECAUSE VARIABLE RATE

MASTER DEMAND NOTES ARE DIRECT LENDING ARRANGEMENTS BETWEEN THE PORTFOLIO AND THE ISSUER, THEY ARE NOT ORDINARILY TRADED. ALTHOUGH NO ACTIVE SECONDARY MARKET MAY EXIST FOR THESE NOTES, THE PORTFOLIO WILL PURCHASE ONLY THOSE NOTES UNDER WHICH IT MAY DEMAND AND RECEIVE PAYMENT OF PRINCIPAL AND ACCRUED INTEREST DAILY OR MAY RESELL THE NOTE TO A THIRD PARTY. WHILE THE NOTES ARE NOT TYPICALLY RATED BY CREDIT RATING AGENCIES, ISSUERS OF VARIABLE RATE MASTER DEMAND NOTES MUST SATISFY BANKERS TRUST, ACTING UNDER THE SUPERVISION OF THE BOARD OF TRUSTEES OF THE PORTFOLIO, THAT THE SAME CRITERIA AS SET FORTH ABOVE FOR ISSUERS OF COMMERCIAL PAPER ARE MET. IN THE EVENT AN ISSUER OF A VARIABLE RATE MASTER DEMAND NOTE DEFAULTED ON ITS PAYMENT OBLIGATION, THE PORTFOLIO MIGHT BE UNABLE TO DISPOSE OF THE NOTE BECAUSE OF THE ABSENCE OF A SECONDARY MARKET AND COULD, FOR THIS OR OTHER REASONS, SUFFER A LOSS TO THE EXTENT OF THE DEFAULT. THE FACE MATURITIES OF VARIABLE RATE NOTES SUBJECT TO A DEMAND FEATURE MAY EXCEED 397 DAYS IN CERTAIN CIRCUMSTANCES. (SEE "QUALITY AND MATURITY OF THE FUND'S SECURITIES" HEREIN.)

** 3 U.S. GOVERNMENT OBLIGATIONS. THE PORTFOLIO may invest in direct obligations issued by the U.S. Treasury or in obligations issued or guaranteed by the U.S. Treasury or by agencies or instrumentalities of the U.S. government ("U.S. Government Obligations"). Certain short-term U.S. Government Obligations, such as those issued by the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association are solely the obligations of the issuing entity but are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

** 4 Examples of the types of U.S. Government Obligations that the PORTFOLIO may hold include, but are not limited to, in addition to those described above and direct U.S. Treasury obligations, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration.

OTHER DEBT OBLIGATIONS. THE PORTFOLIO MAY INVEST IN DEPOSITS, BONDS, NOTES AND DEBENTURES AND OTHER DEBT OBLIGATIONS THAT AT THE TIME OF PURCHASE HAVE, OR ARE COMPARABLE IN PRIORITY AND SECURITY TO OTHER SECURITIES OF SUCH ISSUER WHICH HAVE, OUTSTANDING SHORT-TERM OBLIGATIONS MEETING THE ABOVE SHORT-TERM RATING REQUIREMENTS, OR IF THERE ARE NO SUCH SHORT-TERM RATINGS, ARE DETERMINED BY BANKERS TRUST, ACTING UNDER THE SUPERVISION OF THE BOARD OF TRUSTEES OF THE PORTFOLIO, TO BE OF COMPARABLE QUALITY AND ARE RATED IN THE TOP THREE HIGHEST LONG-TERM RATING CATEGORIES BY THE NRSROS RATING SUCH SECURITY.

** 5 ASSET-BACKED SECURITIES. The Portfolio may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets."

REPURCHASE AGREEMENTS. THE PORTFOLIO MAY ENGAGE IN REPURCHASE AGREEMENT TRANSACTIONS WITH BANKS AND GOVERNMENTAL SECURITIES DEALERS APPROVED BY THE PORTFOLIO'S BOARD OF TRUSTEES. UNDER THE TERMS OF A TYPICAL REPURCHASE AGREEMENT, THE PORTFOLIO WOULD ACQUIRE U.S. GOVERNMENT OBLIGATIONS (OR ANY OTHER SECURITIES PERMITTED BY RULE 2A-7) REGARDLESS OF MATURITY ANY REMAINING MATURITY FOR A RELATIVELY SHORT PERIOD (USUALLY NOT MORE THAN ONE WEEK), SUBJECT TO AN OBLIGATION OF THE SELLER TO REPURCHASE, AND THE PORTFOLIO TO RESELL, THE OBLIGATION AT AN AGREED PRICE AND TIME, THEREBY DETERMINING THE YIELD DURING THE PORTFOLIO'S HOLDING PERIOD. THIS ARRANGEMENT RESULTS IN A FIXED RATE OF RETURN THAT IS NOT SUBJECT TO MARKET FLUCTUATIONS DURING THE PORTFOLIO'S HOLDING PERIOD. THE VALUE OF THE UNDERLYING SECURITIES WILL BE AT LEAST EQUAL AT ALL TIMES TO THE TOTAL AMOUNT OF THE REPURCHASE OBLIGATIONS, INCLUDING INTEREST. THE PORTFOLIO BEARS A RISK OF LOSS IN THE EVENT THAT THE OTHER PARTY TO A REPURCHASE AGREEMENT DEFAULTS ON ITS OBLIGATIONS AND THE PORTFOLIO IS DELAYED IN OR PREVENTED FROM EXERCISING ITS RIGHTS TO DISPOSE OF THE COLLATERALIZED SECURITIES, INCLUDING THE RISK OF A POSSIBLE DECLINE IN THE VALUE OF THE UNDERLYING SECURITIES DURING THE PERIOD IN WHICH THE PORTFOLIO SEEKS TO ASSERT THESE RIGHTS. BANKERS TRUST, ACTING UNDER THE SUPERVISION OF THE BOARD OF TRUSTEES OF THE PORTFOLIO, REVIEWS THE CREDITWORTHINESS OF THOSE BANKS AND DEALERS WITH WHICH THE PORTFOLIO ENTERS INTO REPURCHASE AGREEMENTS AND MONITORS ON AN ONGOING BASIS THE VALUE OF THE SECURITIES SUBJECT TO REPURCHASE AGREEMENTS TO ENSURE THAT IT IS MAINTAINED AT THE REQUIRED LEVEL.

REVERSE REPURCHASE AGREEMENTS. THE PORTFOLIO may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time THE Portfolio enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government Obligations or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by THE Portfolio may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by THE Portfolio.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, THE Portfolio may purchase securities on a when-issued or delayed delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made at the same time as the reciprocal delivery or payment by the other party to the transaction. A Portfolio will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the THE PORTFOLIO may include securities purchased on a "when, as, and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event.

Securities purchased on a when-issued or delayed delivery basis may expose THE Portfolio to risk because the securities may experience fluctuations in value prior to their actual delivery. A Portfolio does not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Upon purchasing a security on a when-issued or delayed delivery basis, THE Portfolio will segregate with the Portfolio's custodian liquid instruments in an amount at least equal to the when-issued or delayed delivery commitment.

* 5 moved from here; text not shown INVESTMENT IN OTHER INVESTMENT COMPANIES. IN ACCORDANCE WITH APPLICABLE LAW, THE PORTFOLIO MAY INVEST ITS ASSETS IN OTHER MONEY MARKET FUNDS WITH COMPARABLE INVESTMENT OBJECTIVES. IN GENERAL, THE PORTFOLIO MAY NOT (1) PURCHASE MORE THAN 3% OF ANY OTHER MONEY MARKET FUND'S VOTING STOCK; (2) INVEST MORE THAN 5% OF ITS ASSETS IN ANY SINGLE MONEY MARKET FUND; AND (3) INVEST MORE THAN 10% OF ITS ASSETS IN OTHER MONEY MARKET FUNDS UNLESS PERMITTED TO EXCEED THESE LIMITATIONS BY AN EXEMPTIVE ORDER OF THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC").

CREDIT ENHANCEMENT. CERTAIN OF THE PORTFOLIO'S ACCEPTABLE INVESTMENTS MAY BE CREDIT-ENHANCED BY A GUARANTY, LETTER OF CREDIT, OR INSURANCE FROM A THIRD PARTY. ANY BANKRUPTCY, RECEIVERSHIP, DEFAULT, OR CHANGE IN THE CREDIT QUALITY OF THE THIRD PARTY PROVIDING THE CREDIT ENHANCEMENT COULD ADVERSELY AFFECT THE QUALITY AND MARKETABILITY OF THE UNDERLYING SECURITY AND COULD CAUSE LOSSES TO THE PORTFOLIO AND AFFECT THE PORTFOLIO'S SHARE PRICE. SUBJECT TO THE DIVERSIFICATION LIMITS CONTAINED IN RULE 2A-7, THE PORTFOLIO MAY HAVE MORE THAN 25% OF ITS TOTAL ASSETS INVESTED IN SECURITIES ISSUED BY OR CREDIT-ENHANCED BY BANKS OR OTHER FINANCIAL INSTITUTIONS.

LENDING OF PORTFOLIO SECURITIES. THE PORTFOLIO IS PERMITTED TO LEND UP TO 33 1/3% OF THE TOTAL VALUE OF ITS SECURITIES TO BROKERS, DEALERS AND OTHER FINANCIAL ORGANIZATIONS. THESE LOANS MUST BE SECURED CONTINUOUSLY BY CASH OR SECURITIES ISSUED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES OR BY A LETTER OF CREDIT AT LEAST EQUAL TO THE MARKET VALUE OF THE SECURITIES LOANED PLUS ACCRUED INCOME. BY LENDING ITS SECURITIES, THE PORTFOLIO MAY INCREASE ITS INCOME BY CONTINUING TO RECEIVE PAYMENTS IN RESPECT OF DIVIDENDS AND INTEREST ON THE LOANED SECURITIES AS WELL AS BY EITHER INVESTING THE CASH COLLATERAL IN SHORT-TERM SECURITIES OR OBTAINING YIELD IN THE FORM OF A FEE PAID BY THE BORROWER WHEN IRREVOCABLE LETTERS OF CREDIT AND U.S. GOVERNMENT OBLIGATIONS ARE USED AS COLLATERAL. THE PORTFOLIO WILL ADHERE TO THE FOLLOWING CONDITIONS WHENEVER ITS SECURITIES ARE LOANED: (I) THE PORTFOLIO MUST RECEIVE AT LEAST 100% COLLATERAL FROM THE BORROWER; (II) THE BORROWER MUST INCREASE THIS COLLATERAL WHENEVER THE MARKET VALUE OF THE SECURITIES INCLUDING ACCRUED INTEREST RISES ABOVE THE LEVEL OF THE COLLATERAL; (III) THE PORTFOLIO MUST BE ABLE TO TERMINATE THE LOAN AT ANY TIME; (IV) THE PORTFOLIO MUST SUBSTITUTE PAYMENTS IN RESPECT OF ALL DIVIDENDS, INTEREST OR OTHER DISTRIBUTIONS ON THE LOANED SECURITIES; AND (V) VOTING RIGHTS ON THE LOANED SECURITIES MAY PASS TO THE BORROWER; PROVIDED, HOWEVER, THAT IF A MATERIAL EVENT ADVERSELY AFFECTING THE INVESTMENT OCCURS, THE BOARD OF TRUSTEES MUST RETAIN THE RIGHT TO TERMINATE THE LOAN AND RECALL AND VOTE THE SECURITIES. CASH COLLATERAL MAY BE INVESTED IN A MONEY MARKET FUND MANAGED BY BANKERS TRUST (OR ITS AFFILIATES) AND BANKERS TRUST MAY SERVE AS THE PORTFOLIO'S LENDING AGENT AND MAY SHARE IN REVENUE RECEIVED FROM SECURITIES LENDING TRANSACTIONS AS COMPENSATION FOR THIS SERVICE.

DURING THE TERM OF THE LOAN, THE PORTFOLIO CONTINUES TO BEAR THE RISK OF FLUCTUATIONS IN THE PRICE OF THE LOANED SECURITIES. IN LENDING SECURITIES TO BROKERS, DEALERS AND OTHER ORGANIZATIONS, THE PORTFOLIO IS SUBJECT TO RISKS WHICH, LIKE THOSE ASSOCIATED WITH OTHER EXTENSIONS OF CREDIT, INCLUDE DELAYS IN RECEIVING ADDITIONAL COLLATERAL, IN RECOVERY SHOULD THE BORROWER FAIL FINANCIALLY AND POSSIBLE LOSS OF THE COLLATERAL. UPON RECEIPT OF APPROPRIATE REGULATORY APPROVAL, CASH COLLATERAL MAY BE INVESTED IN A MONEY MARKET FUND MANAGED BY BANKERS TRUST (OR ITS AFFILIATES) AND BANKERS TRUST MAY SERVE AS THE PORTFOLIO'S LENDING AGENT AND MAY SHARE IN REVENUE RECEIVED FROM SECURITIES LENDING TRANSACTIONS AS COMPENSATION FOR THIS SERVICE.

QUALITY AND MATURITY OF THE PORTFOLIO'S SECURITIES. THE PORTFOLIO WILL MAINTAIN A DOLLAR-WEIGHTED AVERAGE MATURITY OF 90 DAYS OR LESS. ALL SECURITIES IN WHICH THE PORTFOLIO INVESTS WILL HAVE, OR BE DEEMED TO HAVE, REMAINING MATURITIES OF 397 DAYS OR LESS ON THE DATE OF THEIR PURCHASE, WILL BE DENOMINATED IN U.S. DOLLARS AND WILL HAVE BEEN GRANTED THE REQUIRED RATINGS ESTABLISHED HEREIN BY TWO NRSROS (OR ONE SUCH NRSRO IF THAT NRSRO IS THE ONLY SUCH NRSRO WHICH RATES THE SECURITY), OR IF UNRATED, ARE BELIEVED BY BANKERS TRUST, UNDER THE SUPERVISION OF THE PORTFOLIO'S BOARD OF TRUSTEES, TO BE OF COMPARABLE QUALITY. CURRENTLY, THERE ARE FIVE RATING AGENCIES WHICH HAVE BEEN DESIGNATED BY THE SEC AS A NRSRO. THESE ORGANIZATIONS AND THEIR HIGHEST SHORT-TERM RATING CATEGORY (WHICH MAY ALSO BE MODIFIED BY A "+") ARE: DUFF AND PHELPS CREDIT RATING CO., D-1; FITCH IBCA, INC. F1; MOODY'S INVESTORS SERVICE INC. ("MOODY'S"), PRIME-1; STANDARD & POOR'S, A-1; AND THOMSON BANKWATCH, INC., T-1. A DESCRIPTION OF SUCH RATINGS IS PROVIDED IN THE APPENDIX. BANKERS TRUST, ACTING UNDER THE SUPERVISION OF AND PROCEDURES ADOPTED BY THE BOARD OF TRUSTEES OF THE PORTFOLIO, WILL ALSO DETERMINE THAT ALL SECURITIES PURCHASED BY THE PORTFOLIO PRESENT MINIMAL CREDIT RISKS. BANKERS TRUST WILL CAUSE THE PORTFOLIO TO DISPOSE OF ANY SECURITY AS SOON AS PRACTICABLE IF THE SECURITY IS NO LONGER OF THE REQUISITE QUALITY, UNLESS SUCH ACTION WOULD NOT BE IN THE BEST INTEREST OF THE PORTFOLIO. HIGH-QUALITY, SHORT-TERM INSTRUMENTS MAY RESULT IN A LOWER YIELD THAN INSTRUMENTS WITH A LOWER QUALITY OR LONGER TERM.

                             ADDITIONAL RISK FACTORS

IN ADDITION TO THE RISKS DISCUSSED ABOVE, THE PORTFOLIO'S INVESTMENTS MAY BE SUBJECT TO THE FOLLOWING RISK FACTORS:

YEAR 2000 MATTERS. Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by Bankers Trust and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Bankers Trust is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the FUND'S other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund nor can there be any assurance that the Year 2000 Problem will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies, generally.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE. UNLIKE OTHER OPEN-END MANAGEMENT INVESTMENT COMPANIES (MUTUAL FUNDS) WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS ASSETS IN THE PORTFOLIO, A SEPARATE REGISTERED INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND. THEREFORE, AN INVESTOR'S INTEREST IN THE PORTFOLIO'S SECURITIES IS INDIRECT. IN ADDITION TO SELLING A BENEFICIAL INTEREST TO THE FUND, THE PORTFOLIO MAY SELL BENEFICIAL INTERESTS TO OTHER MUTUAL FUNDS, INVESTMENT VEHICLES OR INSTITUTIONAL INVESTORS. SUCH INVESTORS WILL INVEST IN THE PORTFOLIO ON THE SAME TERMS AND CONDITIONS AND WILL PAY A PROPORTIONATE SHARE OF THE PORTFOLIO'S EXPENSES. HOWEVER, THE OTHER INVESTORS INVESTING IN THE PORTFOLIO ARE NOT REQUIRED TO SELL THEIR SHARES AT THE SAME PUBLIC OFFERING PRICE AS THE FUND DUE TO VARIATIONS IN SALES COMMISSIONS AND OTHER OPERATING EXPENSES. THEREFORE, INVESTORS IN THE FUND SHOULD BE AWARE THAT THESE DIFFERENCES MAY RESULT IN DIFFERENCES IN RETURNS EXPERIENCED BY INVESTORS IN THE DIFFERENT FUNDS THAT INVEST IN THE PORTFOLIO. SUCH DIFFERENCES IN RETURNS ARE ALSO PRESENT IN OTHER MUTUAL FUND STRUCTURES. INFORMATION CONCERNING OTHER HOLDERS OF INTERESTS IN THE PORTFOLIO IS AVAILABLE FROM BANKERS TRUST AT 1-800-730-1313.

SMALLER FUNDS INVESTING IN THE PORTFOLIO MAY BE MATERIALLY AFFECTED BY THE ACTIONS OF LARGER FUNDS INVESTING IN THE PORTFOLIO. FOR EXAMPLE, IF A LARGE FUND WITHDRAWS FROM THE PORTFOLIO, THE REMAINING FUNDS MAY EXPERIENCE HIGHER PRO RATA OPERATING EXPENSES, THEREBY PRODUCING LOWER RETURNS (HOWEVER, THIS POSSIBILITY EXISTS AS WELL FOR TRADITIONALLY STRUCTURED FUNDS WHICH HAVE LARGE INSTITUTIONAL INVESTORS). ADDITIONALLY, THE PORTFOLIO MAY BECOME LESS DIVERSE, RESULTING IN INCREASED PORTFOLIO RISK. ALSO, FUNDS WITH A GREATER PRO RATA OWNERSHIP IN THE PORTFOLIO COULD

HAVE EFFECTIVE VOTING CONTROL OF THE OPERATIONS OF THE PORTFOLIO. EXCEPT AS PERMITTED BY THE SEC, WHENEVER THE TRUST IS REQUESTED TO VOTE ON MATTERS PERTAINING TO THE PORTFOLIO, THE TRUST WILL HOLD A MEETING OF SHAREHOLDERS OF THE FUND AND WILL CAST ALL OF ITS VOTES IN THE SAME PROPORTION AS THE VOTES OF THE FUND'S SHAREHOLDERS. FUND SHAREHOLDERS WHO DO NOT VOTE WILL NOT AFFECT THE TRUST'S VOTES AT THE PORTFOLIO MEETING. THE PERCENTAGE OF THE TRUST'S VOTES REPRESENTING THE FUND'S SHAREHOLDERS NOT VOTING WILL BE VOTED BY THE TRUSTEES OR OFFICERS OF THE TRUST IN THE SAME PROPORTION AS THE FUND SHAREHOLDERS WHO DO, IN FACT, VOTE.

CERTAIN CHANGES IN THE PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES OR RESTRICTIONS MAY REQUIRE THE FUND TO WITHDRAW ITS INTEREST IN THE PORTFOLIO. ANY SUCH WITHDRAWAL COULD RESULT IN A DISTRIBUTION "IN KIND" OF PORTFOLIO SECURITIES (AS OPPOSED TO A CASH DISTRIBUTION FROM THE PORTFOLIO). IF SECURITIES ARE DISTRIBUTED, THE FUND COULD INCUR BROKERAGE, TAX OR OTHER CHARGES IN CONVERTING THE SECURITIES TO CASH. IN ADDITION, THE DISTRUBUTION IN KIND MAY RESULT IN A LESS DIVERSIFIED PORTFOLIO OF INVESTMENTS OR ADVERSELY AFFECT THE LIQUIDITY OF THE FUND. NOTWITHSTANDING THE ABOVE, THERE ARE OTHER MEANS FOR MEETING REDEMPTION REQUESTS, SUCH AS BORROWING.

THE FUND MAY WITHDRAW ITS INVESTMENT FROM THE PORTFOLIO AT ANY TIME, IF THE BOARD OF TRUSTEES OF THE TRUST DETERMINES THAT IT IS IN THE BEST INTERESTS OF THE SHAREHOLDERS OF THE FUND TO DO SO. UPON ANY SUCH WITHDRAWAL, THE BOARD OF TRUSTEES OF THE TRUST WOULD CONSIDER WHAT ACTION MIGHT BE TAKEN, INCLUDING THE INVESTMENT OF ALL THE ASSETS OF THE FUND IN ANOTHER POOLED INVESTMENT ENTITY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND OR THE RETAINING OF AN INVESTMENT ADVISER TO MANAGE THE FUND'S ASSETS IN ACCORDANCE WITH THE INVESTMENT POLICIES DESCRIBED HEREIN WITH RESPECT TO THE PORTFOLIO.

THE FUND'S INVESTMENT OBJECTIVE IS NOT A FUNDAMENTAL POLICY AND MAY BE CHANGED UPON NOTICE TO, BUT WITHOUT THE APPROVAL OF, THE FUND'S SHAREHOLDERS. IF THERE IS A CHANGE IN THE FUND'S INVESTMENT OBJECTIVE, THE FUND'S SHAREHOLDERS SHOULD CONSIDER WHETHER THE FUND REMAINS AN APPROPRIATE INVESTMENT IN LIGHT OF THEIR THEN-CURRENT NEEDS. THE INVESTMENT OBJECTIVE OF THE PORTFOLIO IS ALSO NOT A FUNDAMENTAL POLICY. SHAREHOLDERS OF THE FUND WILL RECEIVE 30 DAYS PRIOR WRITTEN NOTICE WITH RESPECT TO ANY CHANGE IN THE INVESTMENT OBJECTIVE OF THE FUND OR THE PORTFOLIO.

RATING SERVICES. The ratings of Moody's and Standard & Poor's Ratings Group ("S&P") represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, THE ADVISER also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by THE Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require THE Portfolio to eliminate the obligation from its portfolio, but THE ADVISER will consider such an event in its determination of whether THE Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this SAI.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES. THE FOLLOWING investment restrictions have been adopted by the TRUST with respect to the FUND and by the PORTFOLIO as fundamental policies. Under the 1940 ACT, a "fundamental" policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, which is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. WHENEVER THE Fund is requested to vote on a change in the investment restrictions of THE Portfolio, THE Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the shareholders. Fund shareholders who do not vote will not affect THE Trust's votes at the Portfolio meeting. The percentage of THE Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Under investment policies adopted by the TRUST, on behalf of THE Fund, and by the PORTFOLIO, THE Fund and the Portfolio may not:


    1. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount not exceeding 5% of the value of the Fund's or the Portfolio's total assets (including the amount borrowed), as the case may be, calculated in each case at the lower of cost or market.

    2. Pledge, hypothecate, mortgage or otherwise encumber more than 5% of the total assets of the Fund or the Portfolio, as the case may be, and only to secure borrowings for temporary or emergency purposes.

    3. Invest more than 5% of the total assets of the Fund or the Portfolio, as the case may be, in any one issuer (other than U.S. Government Obligations) or purchase more than 10% of any class of securities of any one issuer; provided, however, that (i) up to 25% of the assets of the Fund and the Portfolio may be invested without regard to this restriction; provided, however, that nothing in this investment restriction shall prevent THE Trust from investing all or part of THE Fund's assets in an open-end management investment company with substantially the same investment objectives as THE Fund.

    4. Invest more than 25% of the total assets of the Fund or the Portfolio, as the case may be, in the securities of issuers in any single industry; provided that: (i) this limitation shall not apply to the purchase of U.S. Government Obligations; (ii) under normal market conditions more than 25% of the total assets of THE FUND (AND Portfolio) will be invested in obligations of foreign and U.S. Banks provided, however, that nothing in this investment restriction shall prevent THE Trust from investing all or part of THE Fund's ASSETS in an open-end management investment company with substantially the same investment objectives as THE Fund.

   5. Make short sales of securities, maintain a short position or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.


    6. Underwrite the securities issued by others (except to the extent the Fund or Portfolio may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of its portfolio securities) or knowingly purchase restricted securities, provided, however, that nothing in this investment restriction shall prevent
         THE Trust from investing all of THE Fund's ASSETS in an open-end management investment company with substantially the same investment objectives as THE Fund.

    7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil, gas or mineral interests, but this shall not prevent the Fund or the Portfolio from investing in obligations secured by real estate or interests therein.

    8. Make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and, the lending of portfolio securities.

    9. Invest more than an aggregate of 10% of the net assets of the Fund or the Portfolio's, respectively, (taken, in each case, at current value) in (i) securities that cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or (ii) other "illiquid" securities (including time deposits and repurchase agreements maturing in more than seven calendar days); provided, however, that nothing in this investment restriction shall prevent THE Trust from investing all or part of THE Fund's assets in an open-end management investment company with substantially the same investment objectives as THE
         Fund.

   10. Purchase more than 10% of the voting securities of any issuer or invest in companies for the purpose of exercising control or management; provided, however, that nothing in this investment restriction shall prevent THE Trust from investing all or part of THE Fund's ASSETS in an open-end management investment company with substantially the same investment objectives as THE Fund.

   11. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent THE Trust from investing all or part of THE Fund's ASSETS in an open-end management investment company with substantially the same investment objectives as THE Fund.

   12. Issue any senior securities, except insofar as it may be deemed to have issued a senior security by reason of (i) entering into a reverse repurchase agreement or (ii) borrowing in accordance with terms described in the Prospectus and this SAI.

   13. Purchase or retain the securities of any issuer if any of the officers or trustees of the Fund or the Portfolio or its Adviser owns individually more than 1/2 of 1% of the securities of such issuer, and together such officers and directors own more than 5% of the securities of such issuer.

   14. Invest in warrants, except that the Fund or the Portfolio may invest in warrants if, as a result, the investments (valued in each case at the lower of cost or market) would not exceed 5% of the value of the net assets of the Fund or the Portfolio, as the case may be, of which not more than 2% of the net assets of the Fund or the Portfolio, as the case may be, may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the Fund or the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

   15. WITH RESPECT TO 75% OF THE FUND'S (PORTFOLIO'S) TOTAL ASSETS, INVEST MORE THAN 5% of its total assets IN THE SECURITIES OF ANY ONE ISSUER (EXCLUDING CASH AND CASH-EQUIVALENTS, U.S. GOVERNMENT SECURITIES AND THE SECURITIES OF OTHER INVESTMENT COMPANIES) OR OWN MORE THAN 10% OF THE VOTING SECURITIES OF ANY ISSUER.

ADDITIONAL RESTRICTIONS. In order to comply with certain statutes and policies, THE Portfolio (or Trust, on behalf of the Fund) will not as a matter of operating policy (except that no operating policy shall prevent THE Fund from investing all of its ASSETS in an open-end investment company with substantially the same investment objectives):

    (i) borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at cost), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 1/3 of its total assets;

   (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's (Fund's) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction;

  (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

   (iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

    (v)  invest for the purpose of exercising control or management;

   (vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio (Fund) if such purchase at the time thereof would cause (a) more than 10% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's (Fund's) total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio (Fund) (unless permitted to do so by an exemptive order of the SEC); and, provided further, that the Portfolio shall not invest in any other open-end investment company unless the Portfolio (Fund) (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment (as an operating policy, THE Portfolio will not invest in another open-end registered investment company);

 (vii) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's (Fund's) net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolio (Fund) has no current intention to engage in short selling).

THERE WILL BE NO VIOLATION OF ANY INVESTMENT RESTRICTIONS OR POLICIES (EXCEPT WITH RESPECT TO FUNDAMENTAL INVESTMENT RESTRICTION (1) ABOVE) IF THAT RESTRICTION IS COMPLIED WITH AT THE TIME THE RELEVANT ACTION IS TAKEN, NOTWITHSTANDING A LATER CHANGE IN THE MARKET VALUE OF AN INVESTMENT, IN NET OR TOTAL ASSETS, OR IN THE CHANGE OF SECURITIES RATING OF THE INVESTMENT, OR ANY OTHER LATER CHANGE.

Each Fund will comply with the state securities laws and regulations of all states in which it is registered. Each Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Fund, or any other registered investment company investing in the Portfolio, is registered.

                               PORTFOLIO TURNOVER

THE Portfolio may attempt to increase yields by trading to take advantage of short-term market variations, which results in higher portfolio turnover. However, this policy does not result in higher brokerage commissions to the THE PORTFOLIO as the purchases and sales of portfolio securities are usually effected as principal transactions. The PORTFOLIO'S turnover rates are not expected to have a material effect on their income and have been and are expected to be zero for regulatory reporting purposes.

                             PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities and other financial instruments for THE Portfolio are made by Bankers Trust, which also is responsible for placing these transactions, subject to the overall review of the Board of Trustees. Although investment requirements for THE Portfolio are reviewed independently from those of the other accounts managed by Bankers Trust, investments of the type the PORTFOLIO may make may also be made by these other accounts. When THE Portfolio and one or more accounts managed by Bankers Trust are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Bankers Trust to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by THE Portfolio or the size of the position obtained or disposed of by THE Portfolio.

Purchases and sales of securities on behalf of the PORTFOLIO usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Obligations are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Obligations may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere and principal transactions are not entered into with persons affiliated with the PORTFOLIO except pursuant to exemptive rules or orders adopted by the Securities and Exchange Commission. Under rules adopted by the SEC, broker-dealers may not execute transactions on the floor of any national securities exchange for the accounts of affiliated persons, but may effect transactions by transmitting orders for execution.

In selecting brokers or dealers to execute portfolio transactions on behalf of THE Portfolio, Bankers Trust seeks the best overall terms available. In assessing the best overall terms available for any transaction, Bankers Trust will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Bankers Trust is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage, but not research, services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Portfolio and/or other accounts over which Bankers Trust or its affiliates exercise investment discretion. Bankers Trust's fees under its agreements with the PORTFOLIO are not reduced by reason of its receiving brokerage services.

                                 NET ASSET VALUE

The NET ASSET VALUE ("NAV") PER SHARE IS CALCULATED ON EACH DAY ON WHICH THE FUND IS OPEN (EACH SUCH DAY BEING A "VALUATION DAY"). THE FUND IS CURRENTLY OPEN ON EACH DAY, MONDAY THROUGH FRIDAY, EXCEPT (A) JANUARY 1ST, MARTIN LUTHER KING, JR.'S BIRTHDAY (THE THIRD MONDAY IN JANUARY), PRESIDENTS' DAY (THE THIRD MONDAY IN FEBRUARY), GOOD FRIDAY, MEMORIAL DAY (THE LAST MONDAY IN MAY), JULY 4TH, LABOR DAY (THE FIRST MONDAY IN SEPTEMBER), COLUMBUS DAY (THE SECOND MONDAY IN OCTOBER), VETERAN'S DAY (NOVEMBER 11TH), THANKSGIVING DAY (THE LAST THURSDAY IN NOVEMBER) AND DECEMBER 25TH; AND (B) THE PRECEDING FRIDAY OR THE SUBSEQUENT MONDAY WHEN ONE OF THE CALENDAR-DETERMINED HOLIDAYS FALLS ON A SATURDAY OR SUNDAY, RESPECTIVELY.

THE NAV PER SHARE OF THE FUND IS CALCULATED TWICE ON EACH VALUATION DAY AS OF 2:00 P.M, EASTERN TIME, AND AS OF THE CLOSE OF REGULAR TRADING ON THE NYSE, WHICH IS CURRENTLY 4:00 P.M., EASTERN TIME OR IN THE EVENT THAT THE NYSE CLOSES EARLY, AT THE TIME OF SUCH EARLY CLOSING (THE "VALUATION TIME"). THE NAV PER SHARE IS COMPUTED BY DIVIDING THE VALUE OF THE FUND'S ASSETS (I.E., THE VALUE OF ITS INVESTMENT IN THE PORTFOLIO AND OTHER ASSETS), LESS ALL LIABILITIES, BY THE TOTAL NUMBER OF SHARES OUTSTANDING. THE FUND'S NAV PER SHARE WILL NORMALLY BE $1.00.

THE VALUATION OF THE Portfolio's securities is based on their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, generally without regard to the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price THE Portfolio would receive if it sold the instrument.

The PORTFOLIO'S use of the amortized cost method of valuing ITS securities is permitted by a rule adopted by the SEC. Under this rule, the PORTFOLIO must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 DAYS OR LESS and invest only in securities determined by or under the supervision of the Board of Trustees to be of high quality with minimal credit risks.

Pursuant to the rule, the Board of Trustees of THE Portfolio also has established procedures designed to allow investors in the Portfolio, such as the TRUST, to stabilize, to the extent reasonably possible, the investors' price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of THE Portfolio's holdings by the Portfolio's Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of the Portfolio's assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

The rule also provides that the extent of any deviation between the value of THE Portfolio's assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Portfolio's Board of Trustees. In the event the Portfolio's Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Portfolio's Board of Trustees must cause the Portfolio to take such corrective action as such Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing the Portfolio's assets by using available market quotations.

Each investor in THE Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the Portfolio determines its NAV. At the close of each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the NAV of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate NAV of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of the following business day.

                       PURCHASE AND REDEMPTION INFORMATION

                               PURCHASE OF SHARES

THE TRUST ACCEPTS PURCHASE ORDERS FOR SHARES OF THE FUND AT THE NAV PER SHARE NEXT DETERMINED AFTER THE ORDER IS RECEIVED ON EACH VALUATION DAY. SHARES MAY BE AVAILABLE THROUGH INVESTMENT PROFESSIONALS, SUCH AS BROKER/DEALERS AND INVESTMENT ADVISERS (INCLUDING SERVICE AGENTS).

PURCHASE ORDERS FOR SHARES (INCLUDING THOSE PURCHASED THROUGH A SERVICE AGENT) THAT ARE TRANSMITTED TO THE TRUST'S TRANSFER AGENT (THE "TRANSFER AGENT"), PRIOR TO THE VALUATION TIME ON ANY VALUATION DAY WILL BE EFFECTIVE AT THAT DAY'S VALUATION TIME. IF THE PURCHASE ORDER IS RECEIVED BY THE SERVICE AGENT AND TRANSMITTED TO THE TRANSFER AGENT AFTER 2:00 P.M. (EASTERN TIME) AND PRIOR TO THE CLOSE OF THE NYSE, THE SHAREHOLDER WILL RECEIVE THE DIVIDEND DECLARED ON THE FOLLOWING DAY EVEN IF BANKERS TRUST, AS THE TRUST'S CUSTODIAN (THE "CUSTODIAN"), RECEIVES FEDERAL FUNDS ON THAT DAY. IF THE PURCHASE ORDER IS RECEIVED PRIOR TO 2:00 P.M., THE SHAREHOLDER WILL RECEIVE THAT VALUATION DAY'S DIVIDEND. THE TRUST AND TRANSFER AGENT RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER. IF THE MARKET FOR THE PRIMARY INVESTMENTS IN THE FUND CLOSES EARLY, THE FUND WILL CEASE TAKING PURCHASE ORDERS AT THAT TIME.

ANOTHER MUTUAL FUND INVESTING IN THE PORTFOLIO MAY ACCEPT PURCHASE ORDERS UP UNTIL A TIME LATER THAN 2:00 P.M., EASTERN TIME. SUCH ORDERS, WHEN TRANSMITTED TO AND EXECUTED BY THE PORTFOLIO, MAY HAVE AN IMPACT ON THE FUND'S PERFORMANCE.

SHARES MUST BE PURCHASED IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT AND EACH SERVICE AGENT. IT IS THE RESPONSIBILITY OF EACH SERVICE AGENT TO TRANSMIT TO THE TRANSFER AGENT PURCHASE AND REDEMPTION ORDERS AND TO TRANSMIT TO THE CUSTODIAN PURCHASE PAYMENTS BY THE FOLLOWING BUSINESS DAY (TRADE DATE + 1) AFTER AN ORDER FOR SHARES IS PLACED. A SHAREHOLDER MUST SETTLE WITH THE SERVICE AGENT FOR HIS OR HER ENTITLEMENT TO AN EFFECTIVE PURCHASE OR REDEMPTION ORDER AS OF A PARTICULAR TIME. BECAUSE BANKERS TRUST IS THE CUSTODIAN AND TRANSFER AGENT OF THE TRUST, FUNDS MAY BE TRANSFERRED DIRECTLY FROM OR TO A CUSTOMER'S ACCOUNT HELD WITH BANKERS TRUST TO SETTLE TRANSACTIONS WITH THE FUND WITHOUT INCURRING THE ADDITIONAL COSTS OR DELAYS ASSOCIATED WITH THE WIRING OF FEDERAL FUNDS.

IF ORDERS ARE PLACED THROUGH A SERVICE AGENT, IT IS THE RESPONSIBILITY OF THE INVESTMENT PROFESSIONAL TO TRANSMIT THE ORDER TO BUY SHARES TO THE TRANSFER AGENT BEFORE 2:00 P.M. OR 4:00 P.M. EASTERN TIME, AS APPLICABLE.

CERTIFICATES FOR SHARES WILL NOT BE ISSUED. EACH SHAREHOLDER'S ACCOUNT WILL BE MAINTAINED BY A SERVICE AGENT OR TRANSFER AGENT.

MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT                                                  $2,500
FOR RETIREMENT ACCOUNTS                                                500
THROUGH AUTOMATIC INVESTMENT PLANS                                   1,000

TO ADD TO AN ACCOUNT                                               $   250
FOR RETIREMENT ACCOUNTS                                                100
THROUGH AUTOMATIC INVESTMENT PLAN                                      100

MINIMUM BALANCE                                                     $1,000
FOR RETIREMENT ACCOUNTS                                               NONE

IF YOU ARE NEW TO BT PYRAMID MUTUAL FUNDS, COMPLETE AND SIGN AN ACCOUNT APPLICATION AND MAIL IT ALONG WITH YOUR CHECK TO THE ADDRESS LISTED BELOW. FOR AN ACCOUNT APPLICATION, CALL THE BT SERVICE CENTER AT 1-800-730-1313.

         BT SERVICE CENTER
         P.O. BOX 419210
         KANSAS CITY, MO 64141-6210

OVERNIGHT MAILINGS:

         BT SERVICE CENTER
         210 WEST 10TH STREET, 8TH FLOOR
         KANSAS CITY, MO 64105-1716

IF YOU HAVE MONEY INVESTED IN A FUND IN THE BT FAMILY OF FUNDS, YOU CAN:

o        MAIL AN ACCOUNT APPLICATION WITH A CHECK,

o        WIRE MONEY INTO YOUR ACCOUNT,

o        OPEN AN ACCOUNT BY EXCHANGING FROM ANOTHER FUND IN THE BT FAMILY OF
         FUNDS, OR

o        CONTACT YOUR SERVICE AGENT OR INVESTMENT PROFESSIONAL.

IF YOU ARE INVESTING THROUGH A TAX-SHELTERED RETIREMENT PLAN, SUCH AS AN IRA, FOR THE FIRST TIME, YOU WILL NEED A SPECIAL APPLICATION. CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION AND A RETIREMENT ACCOUNT APPLICATION.





ADDITIONAL INFORMATION ABOUT BUYING SHARES

                  TO OPEN AN ACCOUNT                                     TO ADD TO AN ACCOUNT
BY WIRE           CALL THE BT SERVICE CENTER AT 1-800-730-1313 TO        CALL YOUR INVESTMENT PROFESSIONAL OR WIRE ADDITIONAL
-------           ------------------------------------------------       ----------------------------------------------------
                  RECEIVE WIRE INSTRUCTIONS FOR ACCOUNT ESTABLISHMENT.   INVESTMENT TO:
                  ---------------------------------------------------    -------------
                                                                         ROUTING NO.:     021001033
                                                                         ATTN:            BANKERS TRUST/IFTC DEPOSIT
                                                                         DDA NO.:         00-226-296
                                                                         FBO:             (ACCOUNT NAME)
                                                                                          (ACCOUNT NUMBER)
                                                                         CREDIT:          BT INVESTMENT MONEY
                                                                                          MARKET FUND - 460

                                                                                          SPECIFY THE COMPLETE NAME OF THE
                                                                                          FUND, INCLUDING YOUR ACCOUNT NUMBER
                                                                                          AND YOUR NAME.



BY PHONE          CONTACT YOUR SERVICE AGENT, INVESTMENT PROFESSIONAL,   CONTACT YOUR SERVICE AGENT, INVESTMENT PROFESSIONAL,
                  OR CALL BT'S SERVICE CENTER AT 1-800-730-1313.  IF     OR CALL BT'S SERVICE CENTER AT 1-800-730-1313.  IF
                  YOU ARE AN EXISTING SHAREHOLDER, YOU MAY EXCHANGE      YOU ARE AN EXISTING SHAREHOLDER, YOU MAY EXCHANGE
                  FROM ANOTHER BT ACCOUNT WITH THE SAME REGISTRATION,    FROM ANOTHER BT ACCOUNT WITH THE SAME REGISTRATION,
                  INCLUDING NAME, ADDRESS, AND TAXPAYER ID NUMBER.       INCLUDING NAME, ADDRESS, AND TAXPAYER ID NUMBER.

BY                MAIL COMPLETE AND SIGN THE ACCOUNT APPLICATION.        MAKE YOUR CHECK PAYABLE TO THE COMPLETE NAME
                  MAKE YOUR CHECK PAYABLE TO THE COMPLETE NAME           OF THE FUND OF YOUR CHOICE. INDICATE YOUR FUND
                  OF THE FUND OF YOUR CHOICE. MAIL TO THE                ACCOUNT NUMBER ON YOUR CHECK AND MAIL TO THE
                  APPROPRIATE ADDRESS INDICATED ON THE APPLICATION.      ADDRESSS PRINTED ON YOUR ACCOUNT STATEMENT.




                              REDEMPTION OF SHARES

YOU CAN ARRANGE TO TAKE MONEY OUT OF YOUR FUND ACCOUNT AT ANY TIME BY SELLING (REDEEMING) SOME OR ALL OF YOUR SHARES. YOUR SHARES SHALL BE SOLD AT THE NEXT NAV CALCULATED AFTER AN ORDER IS RECEIVED BY THE TRANSFER AGENT. REDEMPTION REQUESTS SHOULD BE TRANSMITTED BY CUSTOMERS IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT AND THE SHAREHOLDER'S SERVICE AGENT. REDEMPTION REQUESTS FOR SHARES OF THE FUND RECEIVED BY THE SERVICE AGENT AND TRANSMITTED TO THE TRANSFER AGENT PRIOR TO 2:00 P.M. (EASTERN TIME) ON A VALUATION DAY WILL BE REDEEMED AT THE NAV PER SHARE AS OF 2:00 P.M. (EASTERN
TIME) AND THE REDEMPTION PROCEEDS NORMALLY WILL BE DELIVERED TO THE SHAREHOLDER'S ACCOUNT WITH THE SERVICE AGENT ON THAT DAY; NO DIVIDEND WILL BE PAID ON THE DAY OF REDEMPTION. REDEMPTION REQUESTS RECEIVED BY THE SERVICE AGENT AND TRANSMITTED TO THE TRANSFER AGENT AFTER 2:00 P.M. (EASTERN TIME) ON A VALUATION DAY AND PRIOR TO THE CLOSE OF THE NYSE WILL BE REDEEMED AT THE NAV PER SHARE AT THE CLOSE OF THE NYSE AND THE REDEMPTION PROCEEDS NORMALLY WILL BE DELIVERED TO THE SHAREHOLDER'S ACCOUNT WITH THE SERVICE AGENT THE NEXT DAY, BUT IN ANY EVENT WITHIN SEVEN CALENDAR DAYS FOLLOWING RECEIPT OF THE REQUEST. SHARES REDEEMED IN THIS MANNER WILL RECEIVE THE DIVIDEND DECLARED ON THE DAY OF THE REDEMPTION.

SERVICE AGENTS MAY ALLOW REDEMPTIONS OR EXCHANGES BY TELEPHONE AND MAY DISCLAIM LIABILITY FOR FOLLOWING INSTRUCTIONS COMMUNICATED BY TELEPHONE THAT THE SERVICE AGENT REASONABLY BELIEVES TO BE GENUINE. THE SERVICE AGENT MUST PROVIDE THE INVESTOR WITH AN OPPORTUNITY TO CHOOSE WHETHER OR NOT TO UTILIZE THE TELEPHONE REDEMPTION OR EXCHANGE PRIVILEGE. THE TRANSFER AGENT AND THE SERVICE AGENT MUST EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS COMMUNICATED BY TELEPHONE ARE GENUINE. IF THE SERVICE AGENT DOES NOT DO SO, IT MAY BE LIABLE FOR ANY LOSSES DUE TO UNAUTHORIZED OR FRAUDULENT INSTRUCTIONS. SUCH PROCEDURES MAY INCLUDE, AMONG OTHERS, REQUIRING SOME FORM OF PERSONAL IDENTIFICATION PRIOR TO ACTING UPON INSTRUCTIONS RECEIVED BY TELEPHONE, PROVIDING WRITTEN CONFIRMATION OF SUCH TRANSACTIONS AND/OR TAPE RECORDING OF TELEPHONE INSTRUCTIONS.

REDEMPTION ORDERS ARE PROCESSED WITHOUT CHARGE BY THE TRUST. THE SERVICE AGENT MAY ON AT LEAST 30 DAYS' NOTICE INVOLUNTARILY REDEEM A SHAREHOLDER'S ACCOUNT WITH THE FUND HAVING A BALANCE BELOW THE MINIMUM, BUT NOT IF AN ACCOUNT IS BELOW THE MINIMUM DUE TO CHANGE IN MARKET VALUE. SEE "MINIMUM INVESTMENTS" ABOVE FOR MINIMUM BALANCE AMOUNTS.

CHECKWRITING. SHAREHOLDERS OF THE FUND MAY REDEEM SHARES BY CHECK. CHECKS MAY NOT BE USED TO CLOSE AN ACCOUNT. SHAREHOLDERS WILL CONTINUE TO EARN DIVIDENDS ON SHARES TO BE REDEEMED UNTIL THE CHECK CLEARS. CHECKS WILL BE RETURNED TO SHAREHOLDERS AT THE END OF THE MONTH. THERE IS NO CHARGE FOR REDEMPTION OF SHARES BY CHECK. ADDITIONAL INFORMATION REGARDING THE CHECKWRITING PRIVILEGE MAY BE OBTAINED FROM A SERVICE AGENT.

TO SELL SHARES IN A RETIREMENT ACCOUNT, YOUR REQUEST MUST BE MADE IN WRITING, EXCEPT FOR EXCHANGES TO OTHER ELIGIBLE FUNDS IN THE BT FAMILY OF FUNDS, WHICH CAN BE REQUESTED BY PHONE OR IN WRITING. FOR INFORMATION ON RETIREMENT DISTRIBUTIONS, CONTACT YOUR SERVICE AGENT OR CALL THE BT SERVICE CENTER AT 1-800-730-1313.

IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR NON-RETIREMENT ACCOUNT SHARES, LEAVE AT LEAST $1,000 WORTH OF SHARES IN THE ACCOUNT TO KEEP IT OPEN.

TO SELL SHARES BY BANK WIRE YOU WILL NEED TO SIGN UP FOR THESE SERVICES IN ADVANCE WHEN COMPLETING YOUR ACCOUNT APPLICATION.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE TO PROTECT YOU AND BANKERS TRUST FROM FRAUD. REDEMPTION REQUESTS IN WRITING MUST INCLUDE A SIGNATURE GUARANTEE IF ANY OF THE FOLLOWING SITUATIONS APPLY:

o        YOUR ACCOUNT REGISTRATION HAS CHANGED WITHIN THE LAST 30 DAYS,

o THE CHECK IS BEING MAILED TO A DIFFERENT ADDRESS THAN THE ONE ON YOUR ACCOUNT (RECORD ADDRESS),

o        THE CHECK IS BEING MADE PAYABLE TO SOMEONE OTHER THAN THE ACCOUNT
         OWNER,

o THE REDEMPTION PROCEEDS ARE BEING TRANSFERRED TO A BT ACCOUNT WITH A DIFFERENT REGISTRATION, OR

o        YOU WISH TO HAVE REDEMPTION PROCEEDS WIRED TO A NON-PREDESIGNATED BANK
         ACCOUNT.

A SIGNATURE GUARANTEE IS ALSO REQUIRED IF YOU CHANGE THE PRE-DESIGNATED BANK INFORMATION FOR RECEIVING REDEMPTION PROCEEDS ON YOUR ACCOUNT.

YOU SHOULD BE ABLE TO OBTAIN A SIGNATURE GUARANTEE FROM A BANK, BROKER, DEALER, CREDIT UNION (IF AUTHORIZED UNDER STATE LAW), SECURITIES EXCHANGE OR ASSOCIATION, CLEARING AGENCY, OR SAVINGS ASSOCIATION. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

ADDITIONAL INFORMATION ABOUT SELLING SHARES

BY WIRE - YOU MUST SIGN UP FOR THE WIRE FEATURE BEFORE USING IT. TO VERIFY THAT IT IS IN PLACE, CALL 1-800-730-1313. MINIMUM WIRE: $1,000. YOUR WIRE REDEMPTION REQUEST MUST BE RECEIVED BY THE TRANSFER AGENT BEFORE 4:00 P.M. EASTERN TIME FOR MONEY TO BE WIRED ON THE NEXT BUSINESS DAY.

IN WRITING - WRITE A SIGNED "LETTER OF INSTRUCTION" WITH YOUR NAME, THE FUND'S NAME AND FUND'S NUMBER, YOUR FUND ACCOUNT NUMBER, THE DOLLAR AMOUNT OR NUMBER OF SHARES TO BE REDEEMED, AND MAIL TO ONE OF THE FOLLOWING ADDRESSES:

         BT SERVICE CENTER
         P.O. BOX 419210
         KANSAS CITY, MO 64141-6210

OVERNIGHT MAILINGS:

         BT SERVICE CENTER
         210 WEST 10TH STREET, 8TH FLOOR
         KANSAS CITY, MO 64105-1716

FOR TRUST ACCOUNTS, THE TRUSTEE MUST SIGN THE LETTER INDICATING CAPACITY AS TRUSTEE. IF THE TRUSTEE'S NAME IS NOT ON THE ACCOUNT REGISTRATION, PROVIDE A COPY OF THE TRUST DOCUMENT CERTIFIED WITHIN THE LAST 60 DAYS.

FOR A BUSINESS OR ORGANIZATION ACCOUNT, AT LEAST ONE PERSON AUTHORIZED BY CORPORATE RESOLUTION TO ACT ON THE ACCOUNT MUST SIGN THE LETTER.

UNLESS OTHERWISE INSTRUCTED, THE TRANSFER AGENT WILL SEND A CHECK TO THE ACCOUNT ADDRESS OF RECORD. THE TRUST RESERVES THE RIGHT TO CLOSE INVESTOR ACCOUNTS VIA 30 DAY NOTICE IN WRITING IF THE FUND ACCOUNT BALANCE FALLS BELOW THE FUND MINIMUMS.

INVESTOR SERVICES

BT PYRAMID MUTUAL FUNDS PROVIDE A VARIETY OF SERVICES TO HELP YOU MANAGE YOUR ACCOUNT.

INFORMATION SERVICES

STATEMENTS AND REPORTS THAT YOUR INVESTMENT PROFESSIONAL OR THE TRANSFER AGENT MAY SEND TO YOU INCLUDE THE FOLLOWING:

o CONFIRMATION STATEMENTS (AFTER EVERY TRANSACTION THAT AFFECTS YOUR ACCOUNT BALANCE, INCLUDING DISTRIBUTIONS OR YOUR ACCOUNT REGISTRATION)

o        ACCOUNT STATEMENTS (MONTHLY)

o        FINANCIAL REPORTS (EVERY SIX MONTHS)

TO REDUCE EXPENSES, ONLY ONE COPY OF MOST FINANCIAL REPORTS WILL BE MAILED, EVEN IF YOU HAVE MORE THAN ONE ACCOUNT IN THE FUND. CALL YOUR INVESTMENT PROFESSIONAL OR THE BT SERVICE CENTER AT 1-800-730-1313 IF YOU NEED ADDITIONAL COPIES OF FINANCIAL REPORTS.

EXCHANGE PRIVILEGE

SHAREHOLDERS MAY EXCHANGE THEIR SHARES FOR SHARES OF CERTAIN OTHER FUNDS IN THE BT FAMILY OF FUNDS REGISTERED IN THEIR STATE. TO MAKE AN EXCHANGE, FOLLOW THE PROCEDURES INDICATED IN "PURCHASE OF SHARES" AND "REDEMPTION OF SHARES" HEREIN. BEFORE MAKING AN EXCHANGE, PLEASE NOTE THE FOLLOWING:

o CALL YOUR SERVICE AGENT FOR INFORMATION AND A PROSPECTUS. READ THE PROSPECTUS FOR RELEVANT INFORMATION.

o COMPLETE AND SIGN AN APPLICATION, TAKING CARE TO REGISTER YOUR NEW ACCOUNT IN THE SAME NAME, ADDRESS AND TAXPAYER IDENTIFICATION NUMBER AS YOUR EXISTING ACCOUNT(S).

o EACH EXCHANGE REPRESENTS THE SALE OF SHARES OF ONE FUND AND THE PURCHASE OF SHARES OF ANOTHER, WHICH MAY PRODUCE A GAIN OR LOSS FOR TAX PURPOSES. YOUR SERVICE AGENT WILL RECEIVE A WRITTEN CONFIRMATION OF EACH EXCHANGE TRANSACTION.

o THE FUND RESERVES THE RIGHT TO TERMINATE OR MODIFY THE EXCHANGE PRIVILEGE IN THE FUTURE.

SYSTEMATIC PROGRAMS

TO MOVE MONEY FROM YOUR BANK ACCOUNT TO BT PYRAMID MUTUAL FUNDS

    MINIMUM          MINIMUM
    INITIAL         SUBSEQUENT              FREQUENCY                           SETTING UP OR CHANGING
    $1,000             $100            MONTHLY, BIMONTHLY,       FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION
                                   QUARTERLY OR SEMI-ANNUALLY    ON THE APPLICATION.

                                                                 FOR EXISTING ACCOUNTS, CALL YOUR INVESTMENT
                                                                 PROFESSIONAL FOR AN APPLICATION. TO CHANGE THE
                                                                 AMOUNT OR FREQUENCY OF YOUR INVESTMENT,
                                                                 CONTACT YOUR INVESTMENT PROFESSIONAL DIRECTLY OR
                                                                 CALL
                                                                 1-800-730-1313. CALL AT LEAST 10 BUSINESS DAYS
                                                                 PRIOR TO YOUR NEXT SCHEDULED INVESTMENT DATE.



SYSTEMATIC WITHDRAWAL PROGRAM LETS YOU SET UP PERIODIC REDEMPTIONS FROM YOUR ACCOUNT.

    MINIMUM               FREQUENCY                                SETTING UP OR CHANGING
     $100             MONTHLY, QUARTERLY,        TO ESTABLISH, CALL YOUR INVESTMENT PROFESSIONAL OR CALL
                   SEMI-ANNUALLY OR ANNUALLY     1-800-730-1313 AFTER YOUR ACCOUNT IS OPEN. THE ACCOUNTS FROM
                                                 WHICH THE WITHDRAWALS WILL BE PROCESSED MUST HAVE A MINIMUM
                                                 BALANCE OF $10,000, OTHER THAN RETIREMENT ACCOUNTS SUBJECT
                                                 TO REQUIRED MINIMUM DISTRIBUTIONS.

TAX-SAVING RETIREMENT PLANS

RETIREMENT PLANS OFFER SIGNIFICANT TAX SAVINGS AND ARE AVAILABLE TO INDIVIDUALS, PARTNERSHIPS, SMALL BUSINESSES, CORPORATIONS, NONPROFIT ORGANIZATIONS AND OTHER INSTITUTIONS. CONTACT YOUR SERVICE AGENT OR BANKERS TRUST FOR FURTHER INFORMATION. BANKERS TRUST CAN SET UP YOUR NEW ACCOUNT IN THE FUND UNDER A NUMBER OF SEVERAL TAX-SAVINGS OR TAX-DEFERRED PLANS. MINIMUMS MAY DIFFER FROM THOSE LISTED ELSEWHERE IN THIS SAI.

o INDIVIDUAL RETIREMENT ACCOUNTS (IRAS): PERSONAL SAVINGS PLANS THAT OFFER TAX ADVANTAGES FOR INDIVIDUALS TO SET ASIDE MONEY FOR RETIREMENT AND ALLOW NEW CONTRIBUTIONS OF $2,000 PER TAX YEAR.

o ROLLOVER IRAS: TAX-DEFERRED RETIREMENT ACCOUNTS THAT RETAIN THE SPECIAL TAX ADVANTAGES OF LUMP SUM DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS AND TRANSFERRED IRA ACCOUNTS.

THE TRUST may suspend the right of redemption or postpone the date of payment for shares of the FUND during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

                      MANAGEMENT OF THE TRUST AND PORTFOLIO

THE TRUST AND THE PORTFOLIO ARE GOVERNED BY A BOARD OF TRUSTEES WHICH IS RESPONSIBLE FOR PROTECTING THE INTERESTS OF INVESTORS. BY VIRTUE OF THE RESPONSIBILITIES ASSUMED BY BANKERS TRUST, THE ADMINISTRATOR OF THE TRUST AND THE PORTFOLIO, NEITHER THE TRUST NOR THE PORTFOLIO REQUIRE EMPLOYEES OTHER THAN ITS EXECUTIVE OFFICERS. NONE OF THE EXECUTIVE OFFICERS OF THE TRUST OR THE PORTFOLIO DEVOTES FULL TIME TO THE AFFAIRS OF THE TRUST OR THE PORTFOLIO.

A MAJORITY OF THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE TRUST OR THE PORTFOLIO, AS THE CASE MAY BE, HAVE ADOPTED WRITTEN PROCEDURES REASONABLY APPROPRIATE TO DEAL WITH POTENTIAL CONFLICTS OF INTEREST ARISING FROM THE FACT THAT SOME OF THE SAME INDIVIDUALS ARE TRUSTEES OF THE TRUST AND THE PORTFOLIO, UP TO AND INCLUDING CREATING SEPARATE BOARDS OF TRUSTEES.

Each Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the FUND or PORTFOLIO they represent. In addition, the Trustees review contractual arrangements with companies that provide services to the FUND/PORTFOLIO and review the FUND'S performance.

The Trustees and officers of the TRUST and the PORTFOLIO, their birthdates and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each officer is 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829.

                       TRUSTEES OF BT PYRAMID MUTUAL FUNDS

HARRY VAN BENSCHOTEN (birthdate: February 18, 1928) -- Trustee; RETIRED (since
1987); Corporate Vice President, Newmont Mining Corporation (prior to 1987); Director, Canada Life Insurance Company of New York . His address is 6581 Ridgewood Drive, Naples, Florida 34108.

MARTIN J. GRUBER (birthdate: July 15, 1937) -- Trustee; Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964). His address is 229 S. Irving Street, Ridgewood, New Jersey 07450.

KELVIN J. LANCASTER (BIRTHDATE: DECEMBER 10, 1924) -- TRUSTEE; JOHN BATES CLARK PROFESSOR OF ECONOMICS, COLUMBIA UNIVERSITY; DISTINGUISHED FELLOW, AMERICAN ECONOMICS ASSOCIATION; FELLOW, AMERICAN ACADEMY OF ARTS AND SCIENCES; FELLOW, ECONOMETRIC SOCIETY; FORMER CHAIRMAN, COLUMBIA UNIVERSITY DEPARTMENT OF ECONOMICS; FORMER DIRECTOR, NATIONAL BUREAU OF ECONOMIC RESEARCH. HIS ADDRESS IS 35 CLAREMONT AVENUE, NEW YORK, NEW YORK 10027.

                            TRUSTEES OF THE PORTFOLIO

CHARLES P. BIGGAR (BIRTHDATE: OCTOBER 13, 1930) -- TRUSTEE; RETIRED; FORMERLY VICE PRESIDENT OF INTERNATIONAL BUSINESS MACHINES ("IBM") AND PRESIDENT OF THE NATIONAL SERVICES AND THE FIELD ENGINEERING DIVISIONS OF IBM. HIS ADDRESS IS 12 HITCHING POST LANE, CHAPPAQUA, NEW YORK 10514.


* 6 moved from here; text not shown S. LELAND DILL (birthdate: March 28, 1930) -- Trustee; Retired; Director, Coutts Group, Coutts (U.S.A.) International; Coutts Trust Holdings Ltd; Director, Zweig Series Trust; formerly Partner of KPMG Peat Marwick; Director, Vinters International Company Inc.; General Partner of Pemco (an investment company registered under the 1940 Act). His address is 5070 North Ocean Drive, Singer Island, Florida 33404.

** 6 PHILIP SAUNDERS, JR. (birthdate: October 11, 1935) -- Trustee; Principal, Philip Saunders Associates (Consulting); former Director of Financial Industry Consulting, Wolf & Company; President, John Hancock Home Mortgage Corporation; and Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. His address is 445 Glen Road, Weston, Massachusetts 02193.

                      OFFICERS OF THE TRUST AND PORTFOLIO

Unless otherwise specified, each officer listed below holds the same position with THE TRUST AND THE PORTFOLIO.

JOHN Y. KEFFER (BIRTHDATE: JULY 14, 1942) -- PRESIDENT AND CHIEF EXECUTIVE OFFICER; PRESIDENT, FORUM FINANCIAL GROUP. HIS ADDRESS IS 2 PORTLAND SQUARE, PORTLAND, MAINE 04101.

JOSEPH A. FINELLI (BIRTHDATE: JANUARY 24, 1957) -- Treasurer; Vice President, BT ALEX. BROWN INCORPORATED AND VICE PRESIDENT, INVESTMENT COMPANY CAPITAL CORP. (REGISTERED INVESTMENT ADVISER), SEPTEMBER 1995 TO PRESENT; FORMERLY, VICE PRESIDENT AND TREASURER, THE DELAWARE GROUP OF FUNDS (REGISTERED INVESTMENT COMPANIES) AND VICE PRESIDENT, DELAWARE MANAGEMENT COMPANY INC. (INVESTMENTS), 1980 TO AUGUST 1995. HIS ADDRESS IS ONE SOUTH STREET, BALTIMORE, MARYLAND 21202.

DANIEL O. HIRSCH (BIRTHDATE: MARCH 27, 1954) -- SECRETARY; PRINCIPAL, BT ALEX. BROWN SINCE JULY 1998; ASSISTANT GENERAL COUNSEL IN THE OFFICE OF THE GENERAL COUNSEL AT THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION FROM 1993 TO 1998. HIS ADDRESS IS 2901 DORSET AVENUE, CHEVY CHASE, MARYLAND 20815.

MESSRS. KEFFER, FINELLI AND HIRSCH also hold similar positions for other investment companies for which ICC DISTRIBUTORS, or an affiliate serves as the principal underwriter.

No person who is an officer or director of Bankers Trust is an officer or Trustee of the TRUST or the PORTFOLIO. No director, officer or employee of ICC DISTRIBUTORS or any of its affiliates will receive any compensation from the TRUST or any Portfolio for serving as an officer or Trustee of the TRUST or the PORTFOLIO.




                           TRUSTEE COMPENSATION TABLE
                                 AGGREGATE
                                COMPENSATION            AGGREGATE               TOTAL COMPENSATION
NAME OF PERSON,                FROM BT PYRAMID         COMPENSATION             FROM FUND COMPLEX
POSITION                        MUTUAL FUNDS*          FROM PORTFOLIO+          PAID TO TRUSTEES++
** 7 Harry Van Benschoten,
TRUSTEE OF BT PYRAMID               $_____              N/A                     $_____

** 8 Mutual Funds

Martin J. Gruber,
Trustee of BT Pyramid               $_____              N/A                     $_____
Mutual Funds

Kelvin J. Lancaster,
Trustee of BT Pyramid               $_____              N/A                     $_____
* 8 moved from here; text not shown* 7 moved from here; text not shown MUTUAL FUNDS

Charles P. Biggar,
Trustee of PORTFOLIO                   N/A             $_____                   $_____

S. Leland Dill,
Trustee of PORTFOLIO                   N/A             $_____                   $_____

Philip Saunders, Jr.,
Trustee of PORTFOLIO                   N/A             $_____                   $_____


* THE INFORMATION PROVIDED IS FOR THE BT PYRAMID MUTUAL Funds which is comprised of 6 funds. Information is PROVIDED IS for the year ended December 31, 1998.

+  THE INFORMATION PROVIDED IS FOR THE year ended December 31, 1998.

++ Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid MUTUAL Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio,

   International Equity Portfolio,  Intermediate Tax Free
   Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio. The compensation provided IS for the calendar year ended December 31, 1998.

As of April 1, 1999, the following shareholders of record owned 5% or more of the outstanding SHARES OF THE FUND:
[TO BE PROVIDED]

                               INVESTMENT ADVISER

THE TRUST HAS NOT RETAINED THE SERVICES OF AN INVESTMENT ADVISER SINCE THE TRUST SEEKS TO ACHIEVE THE INVESTMENT OBJECTIVE OF THE FUND BY INVESTING ALL THE ASSETS OF THE FUND IN THE PORTFOLIO. THE PORTFOLIO HAS RETAINED THE SERVICES OF BANKERS TRUST AS ADVISER.

BANKERS TRUST COMPANY, A NEW YORK BANKING CORPORATION WITH PRINCIPAL OFFICES AT 130 LIBERTY STREET, (ONE BANKERS TRUST PLAZA), NEW YORK, NEW YORK 10006, IS A WHOLLY OWNED SUBSIDIARY OF BANKERS TRUST NEW YORK CORPORATION. BANKERS TRUST CONDUCTS A VARIETY OF GENERAL BANKING AND TRUST ACTIVITIES AND IS A MAJOR WHOLESALE SUPPLIER OF FINANCIAL SERVICES TO THE INTERNATIONAL AND DOMESTIC INSTITUTIONAL MARKET. [AS OF MARCH 31, 1998, BANKERS TRUST NEW YORK CORPORATION WAS THE SEVENTH LARGEST BANK HOLDING COMPANY IN THE UNITED STATES WITH TOTAL ASSETS OF OVER $150 BILLION.] [THE SCOPE OF BANKERS TRUST'S INVESTMENT MANAGEMENT CAPABILITY IS UNIQUE DUE TO ITS LEADERSHIP POSITIONS IN BOTH ACTIVE AND PASSIVE QUANTITATIVE MANAGEMENT AND ITS PRESENCE IN MAJOR EQUITY AND FIXED INCOME MARKETS AROUND THE WORLD. BANKERS TRUST IS ONE OF THE NATION'S LARGEST AND MOST EXPERIENCED INVESTMENT MANAGERS WITH OVER $300 BILLION IN ASSETS UNDER MANAGEMENT GLOBALLY.]

BANKERS TRUST HAS MORE THAN 50 YEARS OF EXPERIENCE MANAGING RETIREMENT ASSETS FOR THE NATION'S LARGEST CORPORATIONS AND INSTITUTIONS. IN THE PAST, THESE CLIENTS HAVE BEEN SERVICED THROUGH SEPARATE ACCOUNT AND COMMINGLED FUND STRUCTURES. NOW, THE BT FAMILY OF FUNDS BRINGS BANKERS TRUST'S EXTENSIVE INVESTMENT MANAGEMENT EXPERTISE--ONCE AVAILABLE TO ONLY THE LARGEST INSTITUTIONS IN THE U.S.--TO INDIVIDUAL INVESTORS. BANKERS TRUST'S OFFICERS HAVE HAD EXTENSIVE EXPERIENCE IN MANAGING INVESTMENT PORTFOLIOS HAVING OBJECTIVES SIMILAR TO THOSE OF THE PORTFOLIO.

BANKERS TRUST, SUBJECT TO THE SUPERVISION AND DIRECTION OF THE BOARD OF TRUSTEES OF THE PORTFOLIO, MANAGES THE PORTFOLIO IN ACCORDANCE WITH THE PORTFOLIO'S INVESTMENT OBJECTIVE AND STATED INVESTMENT POLICIES, MAKES INVESTMENT DECISIONS FOR THE PORTFOLIO, PLACES ORDERS TO PURCHASE AND SELL SECURITIES AND OTHER FINANCIAL INSTRUMENTS ON BEHALF OF THE PORTFOLIO AND EMPLOYS PROFESSIONAL INVESTMENT MANAGERS AND SECURITIES ANALYSTS WHO PROVIDE RESEARCH SERVICES TO THE PORTFOLIO. BANKERS TRUST MAY UTILIZE THE EXPERTISE OF ANY OF ITS WORLD WIDE SUBSIDIARIES AND AFFILIATES TO ASSIST IT IN ITS ROLE AS INVESTMENT ADVISER. ALL ORDERS FOR INVESTMENT TRANSACTIONS ON BEHALF OF THE PORTFOLIO ARE PLACED BY THE ADVISER WITH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES THAT IT SELECTS, INCLUDING THOSE AFFILIATED WITH BANKERS TRUST. A BANKERS TRUST AFFILIATE WILL BE USED IN CONNECTION WITH A PURCHASE OR SALE OF AN INVESTMENT FOR THE PORTFOLIO ONLY IF BANKERS TRUST BELIEVES THAT THE AFFILIATE'S CHARGE FOR THE TRANSACTION DOES NOT EXCEED USUAL AND CUSTOMARY LEVELS. THE PORTFOLIO WILL NOT INVEST IN OBLIGATIONS FOR WHICH BANKERS TRUST OR ANY OF ITS AFFILIATES IS THE ULTIMATE OBLIGOR OR ACCEPTING BANK. THE PORTFOLIO MAY, HOWEVER, INVEST IN THE OBLIGATIONS OF CORRESPONDENTS AND CUSTOMERS OF BANKERS TRUST.

THE ADVISER IS A WHOLLY OWNED SUBSIDIARY OF BANKERS TRUST CORPORATION. ON NOVEMBER 30, 1998, BANKERS TRUST CORPORATION ENTERED INTO AN AGREEMENT AND PLAN OF MERGER WITH DEUTSCHE BANK AG UNDER WHICH BANKERS TRUST COMPANY WOULD MERGE WITH AND INTO A SUBSIDIARY OF DEUTSCHE BANK AG. DEUTSCHE BANK AG IS A MAJOR GLOBAL BANKING INSTITUTION THAT IS ENGAGED IN A WIDE RANGE OF FINANCIAL SERVICES, INCLUDING RETAIL AND COMMERCIAL BANKING, INVESTMENT BANKING AND INSURANCE. THE TRANSACTION IS CONTINGENT UPON VARIOUS REGULATORY APPROVALS, AS WELL AS THE APPROVAL OF THE FUND'S SHAREHOLDERS. IF THE TRANSACTION IS APPROVED AND COMPLETED, DEUTSCHE BANK AG, AS THE ADVISER'S NEW PARENT COMPANY, WILL CONTROL THE OPERATIONS OF THE ADVISER. BANKERS TRUST BELIEVES THAT, UNDER THIS NEW ARRANGEMENT, THE SERVICES PROVIDED TO THE FUND WILL BE MAINTAINED AT THEIR CURRENT LEVEL.

Under the terms of an investment advisory agreement (the "Advisory Agreement") between THE Portfolio and Bankers Trust, the adviser manages THE Portfolio subject to the supervision and direction of the Board of Trustees of the Portfolio. Bankers Trust will: (i) act in strict conformity with THE Portfolio's Declaration of Trust, the 1940 Act and the Investment Advisors Act of 1940, as the same may from time to time be amended; (ii) manage THE Portfolio in accordance with the Portfolio's and/or Fund's investment objectives, restrictions and policies, as stated herein and in the Prospectus; (iii) make investment decisions for THE Portfolio; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of THE Portfolio.

Bankers Trust bears all expenses in connection with the performance of services under the Advisory Agreement. The TRUST and THE Portfolio bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of each Trust or Portfolio who are not officers, directors or employees of Bankers Trust, ICC DISTRIBUTORS or any of their affiliates; SEC fees and state Blue Sky qualification fees, if any; administrative and services fees; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the TRUST or the PORTFOLIO; and any extraordinary expenses.

UNDER THE ADVISORY AGREEMENT, BANKERS TRUST RECEIVES A FEE FROM THE PORTFOLIO, COMPUTED DAILY AND PAID MONTHLY, AT THE ANNUAL RATE OF 0.15 OF THE AVERAGE DAILY NET ASSETS OF THE PORTFOLIO. For the fiscal years ended December 31, 1998, 1997 AND 1996, Bankers Trust earned $_____, $6,544,181 AND $4,935,288, respectively, in compensation for investment advisory services provided to THE Portfolio. During the same periods, Bankers Trust reimbursed $_____, $940,530 AND $761,230, RESPECTIVELY, TO THE ^ Portfolio to cover expenses.

Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the PORTFOLIO, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. Bankers Trust has informed the PORTFOLIO that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the PORTFOLIO, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by THE Portfolio is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

                                  ADMINISTRATOR

Under ITS ADMINISTRATION AND SERVICES AGREEMENT WITH THE TRUST, THE ADVISER CALCULATES THE NET ASSET VALUE OF THE FUND AND GENERALLY ASSISTS THE BOARD OF TRUSTEES OF THE TRUST IN ALL ASPECTS OF THE ADMINISTRATION AND OPERATION OF THE TRUST. THE ADMINISTRATION AND SERVICES AGREEMENT PROVIDES FOR THE TRUST TO PAY THE ADVISER A FEE, COMPUTED DAILY AND PAID MONTHLY, EQUAL ON AN ANNUAL BASIS TO 0.30% OF THE AVERAGE DAILY NET ASSETS OF THE FUND.

UNDER ADMINISTRATION AND SERVICES AGREEMENT WITH THE PORTFOLIO, THE ADVISER CALCULATES THE VALUE OF THE ASSETS OF THE PORTFOLIO AND GENERALLY ASSISTS THE BOARD OF TRUSTEES OF THE PORTFOLIO IN ALL ASPECTS OF THE ADMINISTRATION AND OPERATION OF THE PORTFOLIO. THE ADMINISTRATION AND SERVICES AGREEMENT PROVIDE FOR THE PORTFOLIO TO PAY THE ADVISER A FEE, COMPUTED DAILY AND PAID MONTHLY, EQUAL ON AN ANNUAL BASIS TO 0.05% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS. UNDER THE ADMINISTRATION AND SERVICES AGREEMENT, THE ADVISER MAY DELEGATE ONE OR MORE OF ITS RESPONSIBILITIES TO OTHERS, INCLUDING AFFILIATES OF ICC DISTRIBUTORS, AT THE ADVISER'S EXPENSE.

UNDER THE ADMINISTRATION AND SERVICES AGREEMENT, Bankers Trust is obligated on a continuous basis to provide such administrative services as the Board of Trustees of each Trust and THE Portfolio reasonably deems necessary for the proper administration of each Trust and THE Portfolio. Bankers Trust will generally assist in all aspects of the FUND'S and PORTFOLIO'S operations; supply and maintain office facilities (which may be in Bankers Trust's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents of the TRUST or the PORTFOLIO), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with each Trust's and THE Portfolio's Declaration of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate the NAV, net income and realized capital gains or losses of THE Trust; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others retained to supply services.

Pursuant to a sub-administration agreement (the "Sub-Administration Agreement") FSC performs such sub-administration duties for the TRUST and THE Portfolio as from time to time may be agreed upon by Bankers Trust and FSC. The Sub-Administration Agreement provides that FSC will receive such compensation as from time to time may be agreed upon by FSC and Bankers Trust. All such compensation will be paid by Bankers Trust.

Bankers Trust has agreed that if in any fiscal year the aggregate expenses of any Fund and THE Portfolio (including fees pursuant to the Advisory Agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, Bankers Trust will reimburse the Fund for the excess expense to the extent required by state law. As of the date of this SAI, the most restrictive annual expense limitation applicable to any Fund is 2.50% of the Fund's first $30 million of average annual net assets, 2.00% of the next $70 million of average annual net assets and 1.50% of the remaining average annual net assets.

For the fiscal years ended December 31, 1998, 1997 AND 1996, Bankers Trust earned $_____, $1,315,340 AND $1,648,203, respectively for administrative and other services provided to THE Fund. During the same periods, Bankers Trust reimbursed $_____, $656,718 and $782,979, respectively, to the Fund to cover expenses.

For the fiscal years ended December 31, 1998, 1997 AND 1996, Bankers Trust earned compensation of $_____, $2,181,394 AND $1,645,096, respectively, for administrative and other services provided to the PORTFOLIO.

                                   DISTRIBUTOR

ICC DISTRIBUTORS IS THE PRINCIPAL DISTRIBUTOR FOR SHARES OF THE FUND. ICC DISTRIBUTORS IS A REGISTERED BROKER/DEALER AND IS UNAFFILIATED WITH BANKERS TRUST. THE PRINCIPAL BUSINESS ADDRESS OF ICC DISTRIBUTORS IS TWO PORTLAND SQUARE, PORTLAND, MAINE 04101. IN ADDITION TO ICC DISTRIBUTORS'S DUTIES AS DISTRIBUTOR, ICC DISTRIBUTORS AND ITS AFFILIATES MAY, IN THEIR DISCRETION, PERFORM ADDITIONAL FUNCTIONS IN CONNECTION WITH TRANSACTIONS IN THE SHARES OF THE FUND.

                                  SERVICE AGENT

ALL SHAREHOLDERS MUST BE REPRESENTED BY A SERVICE AGENT. THE ADVISER ACTS AS A SERVICE AGENT PURSUANT TO ITS ADMINISTRATION AND SERVICES AGREEMENT WITH THE TRUST AND RECEIVES NO ADDITIONAL COMPENSATION FROM THE FUND FOR SUCH SHAREHOLDER SERVICES. THE SERVICE FEES OF ANY OTHER SERVICE AGENTS, INCLUDING BROKER-DEALERS, WILL BE PAID BY THE ADVISER FROM ITS FEES. THE SERVICES PROVIDED BY A SERVICE AGENT MAY INCLUDE ESTABLISHING AND MAINTAINING SHAREHOLDER ACCOUNTS, PROCESSING PURCHASE AND REDEMPTION TRANSACTIONS, PERFORMING SHAREHOLDER SUB-ACCOUNTING, ANSWERING CLIENT INQUIRIES REGARDING THE TRUST, INVESTING CLIENT CASH ACCOUNT BALANCES AUTOMATICALLY IN FUND SHARES AND PROCESSING REDEMPTION TRANSACTIONS AT THE REQUEST OF CLIENTS, ASSISTING CLIENTS IN CHANGING DIVIDEND OPTIONS, ACCOUNT DESIGNATIONS AND ADDRESSES, PROVIDING PERIODIC STATEMENTS SHOWING THE CLIENT'S ACCOUNT BALANCE AND INTEGRATING THESE STATEMENTS WITH THOSE OF OTHER TRANSACTIONS AND BALANCES IN THE CLIENT'S OTHER ACCOUNTS SERVICED BY THE SERVICE AGENT, TRANSMITTING PROXY STATEMENTS, PERIODIC REPORTS, UPDATED PROSPECTUSES AND OTHER COMMUNICATIONS TO SHAREHOLDERS AND, WITH RESPECT TO MEETINGS OF SHAREHOLDERS, COLLECTING, TABULATING AND FORWARDING TO THE TRUST EXECUTED PROXIES, ARRANGING FOR BANK WIRES AND OBTAINING SUCH OTHER INFORMATION AND PERFORMING SUCH OTHER SERVICES AS THE ADMINISTRATOR OR THE SERVICE AGENT'S CLIENTS MAY REASONABLY REQUEST AND AGREE UPON WITH THE SERVICE

AGENT. SERVICE AGENTS MAY SEPARATELY CHARGE THEIR CLIENTS ADDITIONAL FEES ONLY TO COVER PROVISION OF ADDITIONAL OR MORE COMPREHENSIVE SERVICES NOT ALREADY PROVIDED UNDER THE ADMINISTRATION AND SERVICES AGREEMENT WITH THE ADVISER, OR OF THE TYPE OR SCOPE NOT GENERALLY OFFERED BY A MUTUAL FUND, SUCH AS CASH MANAGEMENT SERVICES OR ENHANCED RETIREMENT OR TRUST REPORTING. IN ADDITION, INVESTORS MAY BE CHARGED A TRANSACTION FEE IF THEY EFFECT TRANSACTIONS IN FUND SHARES THROUGH A BROKER OR AGENT. EACH SERVICE AGENT HAS AGREED TO TRANSMIT TO SHAREHOLDERS, WHO ARE ITS CUSTOMERS, APPROPRIATE DISCLOSURES OF ANY FEES THAT IT MAY CHARGE THEM DIRECTLY.

                          CUSTODIAN AND TRANSFER AGENT

Bankers Trust, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, serves as custodian and transfer agent for the TRUST and as custodian for THE Portfolio pursuant to the administration and services agreements discussed above. As custodian, Bankers Trust holds the FUND'S and THE Portfolio's assets. For such services, Bankers Trust receives monthly fees from THE Fund and Portfolio, which are included in the administrative services fees discussed above. As transfer agent for each Trust, Bankers Trust maintains the shareholder account records for THE Fund, handles certain communications between shareholders and each Trust and causes to be distributed any dividends and distributions payable by each Trust. Bankers Trust is also reimbursed by the FUND for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                                    EXPENSES

THE FUND BEARS ITS OWN EXPENSES. OPERATING EXPENSES FOR THE FUND GENERALLY CONSIST OF ALL COSTS NOT SPECIFICALLY BORNE BY THE ADVISER OR ICC DISTRIBUTORS, INCLUDING ADMINISTRATION AND SERVICES FEES, FEES FOR NECESSARY PROFESSIONAL SERVICES, AMORTIZATION OF ORGANIZATIONAL EXPENSES AND COSTS ASSOCIATED WITH REGULATORY COMPLIANCE AND MAINTAINING LEGAL EXISTENCE AND SHAREHOLDER RELATIONS. THE PORTFOLIO BEARS ITS OWN EXPENSES. OPERATING EXPENSES FOR THE PORTFOLIO GENERALLY CONSIST OF ALL COSTS NOT SPECIFICALLY BORNE BY THE ADVISER OR ICC DISTRIBUTORS, INCLUDING INVESTMENT ADVISORY AND ADMINISTRATION AND SERVICE FEES, FEES FOR NECESSARY PROFESSIONAL SERVICES, AMORTIZATION OF ORGANIZATIONAL EXPENSES, THE COSTS ASSOCIATED WITH REGULATORY COMPLIANCE AND MAINTAINING LEGAL EXISTENCE AND INVESTOR RELATIONS.

                                   USE OF NAME

THE TRUST and Bankers Trust have agreed that the TRUST may use "BT" as part of ITS name for so long as Bankers Trust serves as Adviser. The TRUST HAS acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.

The TRUST may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of ITS name. If this were to occur, the Trustees would select an appropriate new name for the TRUST, but there would be no other material effect on the TRUST, ITS shareholders or activities.

                           BANKING REGULATORY MATTERS

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the PORTFOLIO contemplated by the Advisory Agreements and other activities for the TRUST and the PORTFOLIO described in the Prospectuses and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the TRUST or the PORTFOLIO. If the circumstances described above should change, the Boards of Trustees would review each Trust's relationship with Bankers Trust and consider taking all actions necessary in the circumstances.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

Willkie Farr & Gallagher, 787 SEVENTH AVENUE, New York, New York 10019-6099, SERVES as Counsel to the TRUST and from time to time provides certain legal services to Bankers Trust. PRICEWATERHOUSECOOPERS LLP, 1100 Main Street, Suite 900, Kansas City, Missouri 64105 has been selected as Independent Accountants for the TRUST.

                           ORGANIZATION OF THE TRUSTS

THE TRUST was organized on February 28, 1992 UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. THE FUND IS A SEPARATE SERIES OF THE TRUST. THE TRUST OFFERS SHARES OF BENEFICIAL INTEREST OF SEPARATE SERIES, PAR VALUE $0.001 PER SHARE. THE SHARES OF THE OTHER SERIES OF THE TRUST ARE OFFERED THROUGH SEPARATE PROSPECTUSES. The shares of each series participate equally in the earnings, dividends and assets of the particular series. The TRUST may create and issue additional series of shares. THE Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held.

** 9 THE TRUST IS AN ENTITY COMMONLY KNOWN AS A "MASSACHUSETTS BUSINESS TRUST." Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the TRUST. However, the DECLARATION of Trust DISCLAIMS shareholder liability for acts or obligations of the TRUST and REQUIRES that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by THE Trust or a Trustee. The DECLARATION of Trust PROVIDES for indemnification from THE TRUST'S property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which BOTH INADEQUATE INSURANCE EXISTED AND the Trust itself WAS unable to meet its obligations, a possibility that the TRUST BELIEVES is remote. Upon payment of any liability incurred by THE Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of THE Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

THE PORTFOLIO, IN WHICH ALL THE ASSETS OF THE FUND WILL BE INVESTED, IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK. THE PORTFOLIO'S DECLARATION OF TRUST PROVIDES THAT THE FUND AND OTHER ENTITIES INVESTING IN THE PORTFOLIO (E.G., OTHER INVESTMENT COMPANIES, INSURANCE COMPANY SEPARATE ACCOUNTS AND COMMON AND COMMINGLED TRUST FUNDS) WILL EACH BE LIABLE FOR ALL OBLIGATIONS OF THE PORTFOLIO. HOWEVER, THE RISK OF THE FUND INCURRING FINANCIAL LOSS ON ACCOUNT OF SUCH LIABILITY IS LIMITED TO CIRCUMSTANCES IN WHICH BOTH INADEQUATE INSURANCE EXISTED AND THE PORTFOLIO ITSELF WAS UNABLE TO MEET ITS OBLIGATIONS. ACCORDINGLY, THE TRUSTEES OF THE TRUST BELIEVE THAT NEITHER THE FUND NOR ITS SHAREHOLDERS WILL BE ADVERSELY AFFECTED BY REASON OF THE FUND'S INVESTING IN THE PORTFOLIO. IN ADDITION, WHENEVER THE TRUST IS REQUESTED TO VOTE ON MATTERS PERTAINING TO THE FUNDAMENTAL POLICIES OF THE PORTFOLIO, THE TRUST WILL HOLD A MEETING OF THE FUND'S SHAREHOLDERS AND WILL CAST ITS VOTE AS INSTRUCTED BY THE FUND'S SHAREHOLDERS.

SHARES OF THE TRUST do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

The TRUST IS not required to hold annual meetings of shareholders but will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees without a meeting. Upon liquidation of THE Fund, shareholders of that Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

* 9 moved from here; text not shownWhenever THE Trust is requested to vote on a matter pertaining to THE Portfolio, the Trust will vote its shares without a meeting of shareholders of the Fund if the proposal is one, if which made with respect to THE Fund, would not require the vote of shareholders of THE Fund as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, THE Trust will hold a meeting of shareholders of the FUND and, at the meeting of investors in THE Portfolio, the Trust will cast all of its votes in the same proportion as the votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership of the Portfolio could have effective voting control of the operations of the Portfolio.

AS OF DECEMBER 31, 1998, THE FOLLOWING SHAREHOLDERS OF RECORD OWNED 25% OR MORE OF THE VOTING SECURITIES OF THE FUND, AND, THEREFORE, MAY, FOR CERTAIN PURPOSES, BE DEEMED TO CONTROL THE FUND AND BE ABLE TO AFFECT THE OUTCOME OF CERTAIN MATTERS PRESENTED FOR A VOTE OF ITS SHAREHOLDERS: [TO BE PROVIDED]

                                      TAXES

The following is only a summary of certain tax considerations generally affecting the FUND and ITS shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations.

THE Fund is designed to provide investors with current income. The FUND IS not intended to constitute A balanced investment PROGRAM and IS not designed for investors seeking capital gains or maximum income irrespective of fluctuations in principal.

THE Fund intends TO CONTINUE to qualify as a separate regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Provided that THE Fund is a regulated investment company, THE Fund will not be liable for Federal income taxes to the extent all of its taxable net investment income and net realized long- and short-term capital gains, if any, are distributed to its shareholders. Although THE Trust expects the FUND to be relieved of all or substantially all Federal income taxes, depending upon the extent of ITS activities in states and localities in which ITS offices are maintained, in which ITS agents or independent contractors are located or in which IT IS otherwise deemed to be conducting business, that portion of THE Fund's income which is treated as earned in any such state or locality could be subject to state and local tax. Any such taxes paid by THE Fund would reduce the amount of income and gains available for distribution to its shareholders.

IF FOR ANY TAXABLE YEAR THE FUND DOES NOT QUALIFY FOR THE SPECIAL FEDERAL INCOME TAX TREATMENT AFFORDED REGULATED INVESTMENT COMPANIES, ALL OF ITS TAXABLE INCOME WILL BE SUBJECT TO FEDERAL INCOME TAX AT REGULAR CORPORATE RATES (WITHOUT ANY DEDUCTION FOR DISTRIBUTIONS TO ITS SHAREHOLDERS). IN SUCH EVENT, DIVIDEND DISTRIBUTIONS WOULD BE TAXABLE TO SHAREHOLDERS TO THE EXTENT OF CURRENT ACCUMULATED EARNINGS AND PROFITS, AND WOULD BE ELIGIBLE FOR THE DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IN THE CASE OF CORPORATE SHAREHOLDERS.

THE PORTFOLIO IS NOT SUBJECT TO THE FEDERAL INCOME TAXATION. INSTEAD, THE FUND AND OTHER INVESTORS INVESTING IN THE PORTFOLIO MUST TAKE INTO ACCOUNT, IN COMPUTING THEIR FEDERAL INCOME TAX LIABILITY, THEIR SHARE OF THE PORTFOLIO'S INCOME, GAINS, LOSSES, DEDUCTIONS, CREDITS AND TAX PREFERENCE ITEMS, WITHOUT REGARD TO WHETHER THEY HAVE RECEIVED ANY CASH DISTRIBUTIONS FROM THE PORTFOLIO. THE PORTFOLIO DETERMINES ITS NET INCOME AND REALIZED CAPITAL GAINS, IF ANY, ON EACH VALUATION DAY AND ALLOCATES ALL SUCH INCOME AND GAIN PRO RATA AMONG THE FUND AND THE OTHER INVESTORS IN THE PORTFOLIO AT THE TIME OF SUCH DETERMINATION.

THE FUND DECLARES DIVIDENDS FROM ITS NET INCOME DAILY AND PAYS THE DIVIDENDS MONTHLY. THE FUND RESERVES THE RIGHT TO INCLUDE REALIZED SHORT-TERM GAINS, IF ANY, IN SUCH DAILY DIVIDENDS. DISTRIBUTIONS OF THE FUND'S PRO RATA SHARE OF THE PORTFOLIO'S NET REALIZED long-term capital gains, IF ANY, AND ANY UNDISTRIBUTED NET REALIZED SHORT-TERM CAPITAL GAINS ARE NORMALLY DECLARED AND PAID ANNUALLY AT THE END OF THE FISCAL YEAR IN WHICH THEY WERE EARNED TO THE EXTENT THEY ARE NOT OFFSET BY ANY CAPITAL LOSS CARRYFORWARDS. UNLESS A SHAREHOLDER INSTRUCTS THE TRUST TO PAY DIVIDENDS OR CAPITAL GAINS DISTRIBUTIONS IN CASH, DIVIDENDS AND DISTRIBUTIONS WILL AUTOMATICALLY BE REINVESTED AT NAV IN ADDITIONAL SHARES OF THE FUND.

DISTRIBUTIONS OF NET REALIZED LONG-TERM CAPITAL GAINS ("capital gain dividends"), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders after the close of the FUND'S prior taxable year. DIVIDENDS PAID BY THE FUND FROM ITS TAXABLE NET INVESTMENT INCOME AND DISTRIBUTIONS BY THE FUND OF ITS NET REALIZED SHORT-TERM CAPITAL GAINS ARE TAXABLE TO SHAREHOLDERS AS ORDINARY INCOME, WHETHER RECEIVED IN CASH OR REINVESTED IN ADDITIONAL SHARES OF THE FUND. THE FUND'S DIVIDENDS AND DISTRIBUTIONS WILL NOT QUALIFY FOR THE DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS.

STATEMENTS AS TO THE TAX STATUS OF EACH SHAREHOLDER'S DIVIDENDS AND DISTRIBUTIONS, IF ANY, ARE MAILED ANNUALLY. EACH SHAREHOLDER WILL ALSO RECEIVE, IF APPROPRIATE, VARIOUS WRITTEN NOTICES AFTER THE END OF THE FUND'S PRIOR TAXABLE YEAR AS TO THE FEDERAL INCOME TAX STATUS OF HIS OR HER DIVIDENDS AND DISTRIBUTIONS WHICH WERE RECEIVED FROM THE FUND DURING THAT YEAR. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS TO ASSESS THE CONSEQUENCES OF INVESTING IN THE FUND UNDER STATE AND LOCAL LAWS AND TO DETERMINE WHETHER DIVIDENDS PAID BY THE FUND THAT REPRESENT INTEREST DERIVED FROM U.S. GOVERNMENT OBLIGATIONS ARE EXEMPT FROM ANY APPLICABLE STATE OR LOCAL INCOME TAXES.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to

"backup withholding," then the shareholder may be subject to a 31% backup withholding tax with respect to any taxable dividends and distributions. An individual's taxpayer identification number is his or her social security number. The 31% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular Federal income tax liability.

                             PERFORMANCE INFORMATION

From time to time, THE TRUST MAY ADVERTISE "CURRENT YIELD," AND/OR "EFFECTIVE YIELD" FOR THE FUND. ALL YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. THE "CURRENT YIELD" OF THE FUND REFERS TO THE INCOME GENERATED BY AN INVESTMENT IN THE FUND OVER A SEVEN-DAY PERIOD (WHICH PERIOD WILL BE STATED IN THE ADVERTISEMENT). THIS INCOME IS THEN "ANNUALIZED;" THAT IS, THE AMOUNT OF INCOME GENERATED BY THE INVESTMENT DURING THAT WEEK IS ASSUMED TO BE GENERATED EACH WEEK OVER A 52-WEEK PERIOD AND IS SHOWN AS A PERCENTAGE OF THE INVESTMENT. THE "EFFECTIVE YIELD" IS CALCULATED SIMILARLY BUT, WHEN ANNUALIZED, THE INCOME EARNED BY AN INVESTMENT IN THE FUND IS ASSUMED TO BE REINVESTED. THE "EFFECTIVE YIELD" WILL BE SLIGHTLY HIGHER THAN THE "CURRENT YIELD" BECAUSE OF THE COMPOUNDING EFFECT OF THIS ASSUMED REINVESTMENT. THE TRUST MAY INCLUDE THIS INFORMATION IN SALES MATERIAL AND ADVERTISEMENTS FOR THE FUND.

YIELD IS A FUNCTION OF THE QUALITY, COMPOSITION AND MATURITY OF THE SECURITIES HELD BY THE PORTFOLIO AND OPERATING EXPENSES OF THE FUND AND THE PORTFOLIO. IN PARTICULAR, THE FUND'S YIELD WILL RISE AND FALL WITH SHORT-TERM INTEREST RATES, WHICH CAN CHANGE FREQUENTLY AND SHARPLY. IN PERIODS OF RISING INTEREST RATES, THE YIELD OF THE FUND WILL TEND TO BE SOMEWHAT LOWER THAN THE PREVAILING MARKET RATES, AND IN PERIODS OF DECLINING INTEREST RATES, THE YIELD WILL TEND TO BE SOMEWHAT HIGHER. IN ADDITION, WHEN INTEREST RATES ARE RISING, THE INFLOW OF NET NEW MONEY TO THE FUND FROM THE CONTINUOUS SALE OF ITS SHARES WILL LIKELY BE INVESTED BY THE PORTFOLIO IN INSTRUMENTS PRODUCING HIGHER YIELDS THAN THE BALANCE OF THE PORTFOLIO'S SECURITIES, THEREBY INCREASING THE CURRENT YIELD OF THE FUND. IN PERIODS OF FALLING INTEREST RATES, THE OPPOSITE CAN BE EXPECTED TO OCCUR. ACCORDINGLY, YIELDS WILL FLUCTUATE AND DO NOT NECESSARILY INDICATE FUTURE RESULTS. WHILE YIELD INFORMATION MAY BE USEFUL IN REVIEWING THE PERFORMANCE OF THE FUND, IT MAY NOT PROVIDE A BASIS FOR COMPARISON WITH BANK DEPOSITS, OTHER FIXED RATE INVESTMENTS, OR OTHER INVESTMENT COMPANIES THAT MAY USE A DIFFERENT METHOD OF CALCULATING YIELD. ANY FEES CHARGED BY SERVICE AGENTS FOR PROCESSING PURCHASE AND/OR REDEMPTION TRANSACTIONS WILL EFFECTIVELY REDUCE THE YIELD FOR THOSE SHAREHOLDERS.

FROM TIME TO TIME, ADVERTISEMENTS OR REPORTS TO SHAREHOLDERS MAY COMPARE THE YIELD OF THE FUND TO THAT OF OTHER MUTUAL FUNDS WITH SIMILAR INVESTMENT OBJECTIVES OR TO THAT OF A PARTICULAR INDEX. THE YIELD OF THE FUND MIGHT BE COMPARED WITH, FOR EXAMPLE, THE IBC FIRST TIER ALL TAXABLE MONEY FUND AVERAGE, WHICH IS AN AVERAGE COMPILED BY IBC MONEY FUND REPORT, A WIDELY RECOGNIZED, INDEPENDENT PUBLICATION THAT MONITORS THE PERFORMANCE OF MONEY MARKET MUTUAL FUNDS. SIMILARLY, THE YIELD OF THE FUND MIGHT BE COMPARED WITH RANKINGS PREPARED BY MICROPAL LIMITED AND/OR LIPPER ANALYTICAL SERVICES, INC., WHICH ARE WIDELY RECOGNIZED, INDEPENDENT SERVICES THAT MONITOR THE INVESTMENT PERFORMANCE OF MUTUAL FUNDS. THE YIELD OF THE FUND MIGHT ALSO BE COMPARED WITHOUT THE AVERAGE YIELD REPORTED BY THE BANK RATE MONITOR FOR MONEY MARKET DEPOSIT ACCOUNTS OFFERED BY THE 50 LEADING BANKS AND THRIFT INSTITUTIONS IN THE TOP FIVE STANDARD METROPOLITAN AREAS. SHAREHOLDERS MAY MAKE INQUIRIES REGARDING THE FUND, INCLUDING CURRENT YIELD QUOTATIONS AND PERFORMANCE INFORMATION, BY CONTACTING ANY SERVICE AGENT.

SHAREHOLDERS WILL RECEIVE FINANCIAL REPORTS SEMI-ANNUALLY THAT INCLUDE LISTINGS OF INVESTMENT SECURITIES HELD BY THE PORTFOLIO AT THOSE DATES. ANNUAL REPORTS ARE AUDITED BY INDEPENDENT ACCOUNTANTS.


The effective yield is an annualized yield based on a compounding of the unannualized base period return. These yields are each computed in accordance with a standard method prescribed by the rules of the SEC, by first determining the "net change in account value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period (the "beginning account value"). The net change in account value equals the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The unannualized "base period return" equals the net change in account value divided by the beginning account value. Realized gains or losses or changes in unrealized appreciation or depreciation are not taken into account in determining the net change in account value.

         The yields are then calculated as follows:

         Base Period Return         =       Net Change in Account Value
                                            Beginning Account Value

         Current Yield              =       Base Period Return x 365/7

         Effective Yield            =       [(1 + Base Period Return)365/7] - 1

         Tax Equivalent Yield       =       Current  Yield

                                                    (1 - Tax Rate)

FOR the seven days ended December 31, 1998, THE FUND'S CURRENT YIELD WAS ____% AND THE FUND'S EFFECTIVE YIELD WAS ____%.


                         ECONOMIC AND MARKET INFORMATION

Advertising and sales literature of THE Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI"). For example, according to the ICI, thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.

                              FINANCIAL STATEMENTS

The financial statements for THE Fund and THE Portfolio for the period ended December 31, 1998, are incorporated herein by reference to the Annual Report to shareholders for THE Fund dated December 31, 1998. A copy of THE Fund's Annual Report may be obtained without charge by contacting the Fund.

                                    APPENDIX

                        DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P'S CORPORATE BOND RATINGS:

AAA--Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE'S CORPORATE BOND RATINGS:

AAA--Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA--Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DUFF & PHELPS' CORPORATE BOND RATINGS:

AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury Funds.

AA+, AA, AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS:

AAA--Prime--These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds--In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds--Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA--High Grade--The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P'S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

F1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DUFF & PHELPS' COMMERCIAL PAPER RATINGS:

Duff 1+--Highest certainty of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

T-1--The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

T-2--The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

T-3--The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

T-4--The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AAA--The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA--The second-highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A--The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "a" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB--The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE

(ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB--While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B--Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC--Issues rated "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC--"CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

D--Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation "local currency".

RATINGS IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

             INVESTMENT ADVISER OF EACH PORTFOLIO AND ADMINISTRATOR
                              BANKERS TRUST COMPANY

                                   DISTRIBUTOR
                             ICC DISTRIBUTORS, INC.

                          CUSTODIAN AND TRANSFER AGENT
                              BANKERS TRUST COMPANY

                             INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP

                                     COUNSEL
                            WILLKIE FARR & GALLAGHER

                              --------------------

         No person has been authorized to give any information or to make any representations other than those contained in the Fund's Prospectus, its SAI or the Fund's official sales literature in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.


                              --------------------

Cusip #055847206
COMINSTMM400                                                              (4/98)

PART C   OTHER INFORMATION

ITEM 23.

     (a)  (i) Declaration of Trust of the Trust; 1
          (ii) Eighth Amended and Restated Establishment and Designation of Series; 2
     (b)  By-Laws of the Trust; 1
     (c)  Not Applicable;
     (d)  (i) Conformed Copy of Investment Advisory Agreement; 2
          (ii) Copy of Exhibit A to Investment Advisory Agreement; 2
     (e)  Conformed Copy of Distribution Agreement; 3
     (f)  Not Applicable;
     (g) (i) Conformed copy of Custodian Agreement between the Registrant and Bankers Trust Company; 4
          (ii) Conformed copy of Amendment #1 to Exhibit A to the Custodian Agreement between the Registrant and Bankers Trust Company; 5
          (iii) Conformed copy of Cash Services Agreement between the Registrant and Bankers Trust Company; 6
     (h)  (i) Administration and Services Agreement; 7
          (ii) Exhibit D to the Administration and Services Agreement; 3
          (iii) Conformed Copy of Amended and Restated Shareholder Services Plan for BT PreservationPlus Fund; 3
          (iv) Conformed copy of Agreement to Provide Shareholder Services for BT PreservationPlus Fund; 3
          (v)  Conformed Copy of Expense Limitation Agreement; 9
     (i)  Not applicable;
     (j)  Consent of Independent Accountants - to be filed;
     (k)  Not Applicable;
     (l) Investment representation letters of initial shareholders of the Trust; 8
     (m)  Not Applicable;
     (n)  Financial Data Schedules - to be filed;
     (o) (i) Multiple Class Expense Allocation Plan Adopted Pursuant of Rule 18f-3; 2
          (ii) Revised Multiple Class Expense Allocation Plan Adopted Pursuant to Rule 18f-3. 5

-----------------------------------
+ All exhibits have been filed electronically.

1. Incorporated by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement as filed with the Commission on July 31, 1995.
2. Incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement as filed with the Commission on February 25, 1997.

3. Incorporated by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement as filed with the Commission on November 24, 1998.
4. Incorporated by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement as filed with the Commission July 1, 1997.
5. Incorporated by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement as filed with the Commission on January 28, 1998.
6. Incorporated by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement as filed with the Commission on June 30, 1998.
7. Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement as filed with the Commission on April 30, 1993.
8. Incorporated by reference herein to Pre-Effective Amendment No. 1 to Registrant's Registration Statement as filed with the Commission on June 9, 1992.
9. Incorporated by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement as filed with the Commission on January 28, 1999.

ITEM 24. Persons Controlled by or Under Common Control with Registrant:

Not Applicable

ITEM 25. Indemnification:

Incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement as filed with the Commission on February 25, 1997.

ITEM 26. Business and Other Connections of Investment Adviser:

Bankers Trust serves as investment adviser to the Fund's Portfolio. Bankers Trust, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of commercial banking and trust activities and is a major wholesale supplier of financial services to the international institutional market. To the knowledge of the Trust, none of the directors or officers of Bankers Trust, except those set forth below, is or has been at anytime during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Bankers Trust Corporation. Set forth below are the names and principal businesses of the directors and officers of Bankers Trust who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature. These persons may be contacted c/o Bankers Trust Company, 130 Liberty Street, New York, New York 10006.

George B. Beitzel, International Business Machines Corporation, Old Orchard Road, Armonk, NY 10504. Director, Bankers Trust Company; Retired Senior Vice President and Director, International Business Machines Corporation; Director, Computer Task Group; Director, Phillips Petroleum Company; Director, Caliber Systems, Inc. (formerly, Roadway Services Inc.); Director, Rohm and Haas Company; Director, TIG Holdings; Chairman Emeritus of Amherst College; and Chairman of the Colonial Williamsburg Foundation.

Richard H. Daniel, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Vice Chairman and Chief Financial Officer, Bankers Trust Company and Bankers Trust Corporation; Beneficial owner, General Partner, Daniel Brothers, Daniel Lingo & Assoc., Daniel Pelt & Assoc.; Beneficial owner, Rhea C. Daniel Trust.

Philip A. Griffiths, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Director, Institute for Advanced Study; Director, Bankers Trust Company; Chairman, Committee on Science, Engineering and Public Policy of the National Academies of Sciences and Engineering & the Institute of Medicine; Chairman and member, Nominations Committee and Committee on Science and Engineering Indicators, National Science Board; and Trustee, North Carolina School of Science and Mathematics and the Woodward Academy.

William R. Howell, J.C. Penney Company, Inc., P.O. Box 10001, Plano, TX 75301-0001. Chairman Emeritus, J.C. Penney Company, Inc.; Director, Bankers Trust Company; Director, Exxon Corporation; Director, Halliburton Company; Director, Warner-Lambert Corporation; Director, The Williams Companies, Inc.; and Director, National Retail Federation.

Vernon E. Jordan, Jr., Akin, Gump, Strauss, Hauer & Feld, LLP, 1333 New Hampshire Ave., N.W., Washington, DC 20036. Senior Partner, Akin, Gump, Strauss, Hauer & Feld, LLP; Director, Bankers Trust Company; Director, American Express Company; Director, Dow-Jones, Inc.; Director, J.C. Penney Company, Inc.; Director, Revlon Group Incorporated; Director, Ryder System, Inc.; Director, Sara Lee Corporation; Director, Union Carbide Corporation; Director, Xerox Corporation; Trustee, Brookings Institution; Trustee, The Ford Foundation; and Trustee, Howard University.

David Marshall, 130 Liberty Street, New York, New York 10006. Chief Information Officer and Executive Vice President, Bankers Trust Corporation; Senior Managing Director, Bankers Trust Company.

Hamish Maxwell, Philip Morris Companies Inc., 120 Park Avenue, New York, NY 10006. Retired Chairman and Chief Executive Officer, Philip Morris Companies Inc.; Director, Bankers Trust Company; Director, The News Corporation Limited; Director, Sola International Inc.; and Chairman, WWP Group plc.

Frank N. Newman, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Chairman of the Board, Chief Executive Officer and President, Bankers Trust Corporation and Bankers Trust Company; Director, Bankers Trust Company; Director, Dow-Jones, Inc.; and Director, Carnegie Hall.

N.J. Nicholas Jr., 745 Fifth Avenue, New York, NY 10020. Director, Bankers Trust Company; Director, Boston Scientific Corporation; and Director, Xerox Corporation.

Russell E. Palmer, The Palmer Group, 3600 Market Street, Suite 530, Philadelphia, PA 19104. Chairman and Chief Executive Officer of The Palmer Group; Director, Bankers Trust Company; Director, Allied-Signal Inc.; Director, Federal Home Loan Mortgage Corporation; Director, GTE Corporation; Director, The May Department Stores Company; Director, Safeguard Scientifics, Inc.; and Trustee, University of Pennsylvania.

Donald L. Staheli, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Chairman of the Board and Chief Executive Officer, Continental Grain Company; Director, Bankers Trust Company; Director, ContiFinancial Corporation; Director, Prudential Life Insurance Company of America; Director, Fresenius Medical Care, A.g.; Director, America-China Society; Director, National Committee on United States-China Relations; Director, New York City Partnership; Chairman, U.S.-China Business Council; Chairman, Council on Foreign Relations; Chairman, National Advisor Council of Brigham Young University's Marriott School of Management; Vice Chairman, The

Points of Light Foundation; and Trustee, American Graduate School of International Management.

Patricia Carry Stewart, c/o Office of the Secretary, 130 Liberty Street, New York, NY 10006. Director, Bankers Trust Company; Director, CVS Corporation; Director, Community Foundation for Palm Beach and Martin Counties; Trustee Emeritus, Cornell University.

George J. Vojta, Bankers Trust Company, 130 Liberty Street, New York, NY 10006. Vice Chairman, Bankers Trust Corporation and Bankers Trust Company; Director, Bankers Trust Company; Director; Alicorp S.A.; Director; Northwest Airlines; Director, Private Export Funding Corp.; Director, New York State Banking Board; Director, St. Lukes-Roosevelt Hospital Center; Partner, New York City Partnership; and Chairman, Wharton Financial Services Center.

Paul A. Volcker, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Director, Bankers Trust Company; Director, American Stock Exchange; Director, Nestle S.A.; Director, Prudential Insurance Company; Director, UAL Corporation; Chairman, Group of 30; North American Chairman, Trilateral Commission; Co-Chairman, Bretton Woods Committee; Co-Chairman, U.S./Hong Kong Economic Cooperation Committee; Director, American Council on Germany; Director, Aspen Institute; Director, Council on Foreign Relations; Director, The Japan Society; and Trustee, The American Assembly.

Melvin A. Yellin, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Senior Managing Director and General Counsel of Bankers Trust Corporation and Bankers Trust Company; Director, 1136 Tenants Corporation; and Director, ABA Securities Association.

Item 27. Principal Underwriters:

(a) ICC Distributors, Inc., the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies: BT Advisor Funds, BT Institutional Funds, BT Investment Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio and Asset Management Portfolio.

(b)

       (1)                         (2)                             (3)
Name and Principal       Positions and Offices          Positions and Offices
 Business Address           With Distributor                With Registrant
 ----------------           ----------------                ---------------

John Y. Keffer            President                                None

Two Portland Square
Portland, ME 04101

Sara M. Morris            Treasurer                                None
Two Portland Square
Portland, ME 04101

David I. Goldstein        Secretary                                None
Two Portland Square
Portland, ME 04101

Benjamin L. Niles         Vice President                           None
Two Portland Square
Portland, ME 04101

Margaret J. Fenderson     Assistant Treasurer                      None
Two Portland Square
Portland, ME 04101

Dana L. Lukens            Assistant Secretary                      None
Two Portland Square
Portland, ME 04101

Nanette K. Chern          Chief Compliance Officer                 None
Two Portland Square
Portland, ME 04101

(c) None

ITEM 28. Location of Accounts and Records:

BT Pyramid Mutual Funds:            BT Alex.Brown
(Registrant)                        One South Street
                                    Baltimore, MD 21202

Bankers Trust Company:              130 Liberty Street
(Custodian, Investment Adviser      New York, NY 10006
and Administrator)

ICC Distributors, Inc.:             Two Portland Square
(Distributor)                       Portland, ME 04101

ITEM 29. Management Services:

Not Applicable

ITEM 30. Undertakings

The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the Act were applicable to the Registrant except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value or values of shares held by such requesting shareholders.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, the Registrant, BT PYRAMID MUTUAL FUNDS, has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and the State of Maryland on this 26th day of February, 1999.

                             BT PYRAMID MUTUAL FUNDS

                                       By:  /s/ Daniel O. Hirsch
                                            Daniel O. Hirsch, Secretary
                                            February 26, 1999

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME                                       TITLE                    DATE
----                                       ---------                ----

By:      /s/ Daniel O. Hirsch     Secretary                   February 26, 1999
         Daniel O. Hirsch         (Attorney in Fact
                                  For the Persons
                                  Listed Below)

/s/ JOHN Y. KEFFER*               President and
John Y. Keffer                    Chief Executive Officer

/s/ JOSEPH A. FINELLI*            Treasurer (Principal
Joseph A. Finelli                 Financial and Accounting
                                  Officer)

/s/ HARRY VAN BENSCHOTEN**        Trustee
Harry Van Benschoten

/s/ MARTIN J. GRUBER**            Trustee
Martin J. Gruber

/s/ KELVIN J. LANCASTER**         Trustee
Kelvin J. Lancaster

* By Power of Attorney - Filed herewith.
** By Power of Attorney - Incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement as filed with the Commission on March 17, 1997.

                                   SIGNATURES

CASH MANAGEMENT PORTFOLIO has duly caused this Post Effective Amendment No. 26 to the Registration Statement on Form N-1A of BT Pyramid Mutual Funds to be signed on their behalf by the undersigned, thereto duly authorized, in the City of Baltimore and the State of Maryland on the 26th day of February, 1999.

                                            CASH MANAGEMENT PORTFOLIO

                                            By:  /s/ Daniel O. Hirsch
                                                 Daniel O. Hirsch, Secretary
                                                 February 26, 1999

         This Post Effective Amendment No. 26 to the Registration Statement of BT Pyramid Mutual Funds has been signed below by the following persons in the capacities indicated with respect to CASH MANAGEMENT PORTFOLIO.

NAME                                        TITLE                   DATE
----                                        -----                   ----

By:      /s/ Daniel O. Hirsch       Secretary                February 26, 1999
         Daniel O. Hirsch           (Attorney in Fact
                                    For the Persons
                                    Listed Below)

/s/ John Y. Keffer*                 President and
John Y Keffer                       Chief Executive Officer

/s/ Joseph A. Finelli*              Treasurer (Princpal
Joseph A. Finelli                   Financial and
                                    Accounting Officer)

/s/ CHARLES P. BIGGAR**             Trustee
Charles P. Biggar

/s/ S. LELAND DILL**                Trustee
S. Leland Dill

/s/ PHILIP SAUNDERS, JR.**          Trustee
Philip Saunders, Jr.

* By Power of Attorney - Filed herewith.
** By Power of Attorney - Incorporated by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement as filed with the Commission on February 5, 1997.

                                   SIGNATURES

EQUITY 500 PORTFOLIO has duly caused this Post Effective Amendment No. 26 to the Registration Statement on Form N-1A of BT Pyramid Mutual Funds to be signed on their behalf by the undersigned, thereto duly authorized, in the City of Baltimore and the State of Maryland on the 26th day of February, 1999.

                                            EQUITY 500 PORTFOLIO

                                            By:  /s/ Daniel O. Hirsch
                                                 Daniel O. Hirsch, Secretary
                                                 February 26, 1999

         This Post Effective Amendment No. 26 to the Registration Statement of BT Pyramid Mutual Funds has been signed below by the following persons in the capacities indicated with respect to EQUITY 500 PORTFOLIO.

NAME                                        TITLE                   DATE
----                                        -----                   ----

By:      /s/ Daniel O. Hirsch       Secretary                February 26, 1999
         Daniel O. Hirsch           (Attorney in Fact
                                    For the Persons
                                    Listed Below)

/s/ John Y. Keffer*                 President and
John Y Keffer                       Chief Executive Officer

/s/ Joseph A. Finelli*              Treasurer (Princpal
Joseph A. Finelli                   Financial and
                                    Accounting Officer)

/s/ CHARLES P. BIGGAR**             Trustee
Charles P. Biggar

/s/ S. LELAND DILL**                Trustee
S. Leland Dill

/s/ PHILIP SAUNDERS, JR.**          Trustee
Philip Saunders, Jr.

* By Power of Attorney - Filed herewith.
** By Power of Attorney - Incorporated by reference to Post-Effective Amendment No. 6 to Registrant's Registration Statement as filed with the Commission on February 5, 1997.

                                Power of Attorney

         The undersigned Trustees and officers, as indicated respectively below, of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, and BT Advisor Funds (each, a "Trust") and, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Utility Portfolio, Short/Intermediate U.S. Government Securities Portfolio, Equity 500 Index Portfolio, Asset Management Portfolio, Capital Appreciation Portfolio, Intermediate Tax Free Portfolio, and BT Investment Portfolios (each, a "Portfolio Trust") each hereby constitutes and appoints the Secretary, each Assistant Secretary and each authorized signatory of each Trust and each Portfolio Trust, each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by a Trust or a Portfolio Trust with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust or Portfolio Trust to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned each hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned each hereby revokes any Powers of Attorney previously granted with respect to any Trust or Portfolio Trust concerning the filings and actions described herein.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of the 31st day of December, 1998.

SIGNATURES                 TITLE
----------                 -----

/s/ JOHN Y. KEFFER         President and Chief Executive Officer of each Trust
John Y. Keffer             and Portfolio Trust

/s/ JOSEPH A. FINELLI      Treasurer (Principal Financial and Accounting
Joseph A. Finelli          Officer) of each Trust and Portfolio Trust

                             BT PYRAMID MUTUAL FUNDS
                                One South Street
                            Baltimore, Maryland 21202

                                 February 26, 1999



EDGAR Operations Branch
Securities and Exchange Commission
Division of Investment Management
450 Fifth Street, Northwest
Washington, DC  20549

                  Re:      BT PYRAMID MUTUAL FUNDS (the "Trust")
                           1933 Act File No. 33-45973
                           1940 Act File No. 811-7774

Dear Sir or Madam:

         Post-Effective No. 26 under the Securities Act of 1933, as amended (the "1933 Act") and Amendment No. 27 under the Investment Company Act of 1940 to the Registration Statement of the above-referenced Trust is hereby electronically transmitted. This filing is being made pursuant to paragraph (a) of Rule 485 under the 1933 Act.

         Pursuant to Securities Act release No. 6510 and Investment Company Release No. 13768 (February 15, 1984), we request selective review of the above referenced Post-Effective Amendment.

         The disclosure, design and format contained in this Post-Effective Amendment is substantially similar to disclosure provided pursuant to new Form N-1A for BT International Equity Fund in the BT Mutual Funds family previously reviewed by the Staff (BT Investment Funds (File no. 33-06071) filed on November 24, 1998).

         The following sections of the Funds' prospectuses and statement of additional information differ from those of the International Equity Fund only so far as necessary to include Fund-specific disclosure:

The Prospectuses:
1.       Cover page
2.       Overview
3.       Who Should Consider Investing in the Fund
4.       Annual Fund Operating Expenses
5.       Objective
6.       Strategy

7.       Principal Investments
8.       Investment Process
9.       Portfolio Managers

The Statement of Additional Information:
1.       Investment Objectives
2.       Investment Policies
3.       Purchase of Shares
4.       Redemption of Shares


         If you have any questions regarding this filing, please call me at
(410) 895-3776.

                                                Very truly yours,

                                                /s/ Daniel O. Hirsch
                                                --------------------
                                                Daniel O. Hirsch
                                                Secretary

Enclosures